Putnam
Mid Cap
Fund 2000


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

1-31-02


[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

It is disappointing, of course, to report that for its first full fiscal year Putnam Mid Cap Fund 2000 registered negative results. There is little consolation in noting that the fund had plenty of company during the period. Many of those funds, however, have long track records that they can point to in demonstrating the value of maintaining a long-term investment perspective.

It is our belief that over time this fund has the potential to build a similarly positive history, though of course we can never make such a claim with absolute certainty. We urge you to read the following report to see how the management team confronted the challenges it faced during the fiscal year and how it has positioned the fund for the months ahead.

As you will note in this report, we are now simply listing the name of the team responsible for the fund's management rather than individual team members. This change reflects Putnam's belief that mutual funds are more effectively overseen by teams than by individuals.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
March 13, 2002


REPORT FROM FUND MANAGEMENT

This fund is managed by the Putnam Specialty Growth Team

In its first full fiscal year, which ended January 31, 2002, Putnam Mid Cap Fund 2000 suffered with the rest of the growth universe as investors avoided risk in the equities market. Generally, investors fled to the relative safety of bonds and lower-priced value stocks as the economy continued to unravel over the course of the year. Economic weakness showed itself early in your fund's fiscal period with a slew of discouraging earnings reports followed later in the year by a drop in consumer confidence. The period ended with investor confidence shaken in Wall Street itself as corporate accounting practices came under heavy scrutiny. The terrorist attacks of September 11 further illuminated the weak economy and accelerated the recession while forever changing American lives and attitudes. In the end, although stock markets rallied twice during the year, in the spring and again in the late fall, all major stock indexes were down for the second year in a row.

Your fund's results for the period underperformed the -26.92% return of its benchmark, the Russell Midcap Growth Index. We attribute this to our underweighting of hardware technology in favor of software providers earlier in the fiscal year and to the poor performance of individual stocks in the energy and financial sectors.

Total return for 12 months ended 1/31/02

       Net asset value      Public offering price
-----------------------------------------------------------------------
           -29.82%                -33.88%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods begins on page 8.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Electronics         15.5%

Biotechnology        7.6%

Computers            7.0%

Software             5.8%

Technology services  5.6%

* Based on net assets as of 1/31/02. Holdings will vary over time.


While hurt earlier in the year by its underweighting in technology, your management team slowly and carefully adjusted the fund's portfolio to bring the technology weighting in line with that of its benchmark, just about the time the markets hit bottom in late September. This proved fortuitous as stock markets began to rebound in October 2001 when cautious bargain hunters, tempted by low-priced stocks with solid fundamentals, couldn't resist taking a bit more risk. The fund's expansion in technology was diversified across several industries, including data storage, medical technology, and biotechnology.

* FUND INCREASES INVESTMENTS IN DIVERSE SERVICE FIRMS

There is opportunity even in recession. Over the past 12 months, members of Putnam's Specialty Growth Team, which manages your fund, sought out and increased investments in firms that provide services for the growing number of companies willing to outsource critical business needs. Especially relevant in the current economic environment, these service firms allow for significant scaling of business capabilities without heavy infrastructure investment. The team seeks these companies for their history of recurring revenues derived from providing essential services, considering them less vulnerable in a weak economy. One example, Convergys Corporation (CVG), was one of the fund's largest holdings at the period's end. Convergys provides billing services and customer management solutions, including acquiring and retaining customers on behalf of its telecommunications clients. Other service providers included Fiserv Inc. (FISV) which provides information management technology and related services to financial services clients. We sold the Fiserv position at a gain before the end of the year.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Valero Energy Corp.
Oil & gas

Maxim Integrated Products, Inc.
Electronics

PerkinElmer, Inc.
Electronics

Convergys Corp.
Technology services

Family Dollar Stores, Inc.
Retail

Starbucks Corp.
Restaurants

AmerisourceBergen Corp.
Health-care services

Weatherford International, Inc.
Energy

Emulex Corp.
Computers

MedImmune, Inc.
Biotechnology

Footnote reads:
These holdings represent 27.7% of the fund's net assets as of 1/31/02. Portfolio holdings will vary over time.


As we continually research and position ourselves for growth opportunities, members of the Specialty Growth Team are keenly aware of the fundamental importance of due diligence on any company before investing. Now, more than ever, we must understand not just the stock's potential for the portfolio but the price of its failure. Recognizing and understanding the warning flags of "aggressive" accounting in a balance sheet or understanding the operating leverage of a company is essential work, especially with smaller midsize companies.

* TURNAROUND EXPECTED LATER IN 2002

In the upcoming year, we look for continued pressure on corporate profits through the first six months as pricing and sales volume will continue to be weak. It is also unlikely that corporate America has much more room for increasing margins through cost cutting. In this environment, the demand for stocks should remain slack and market volatility a possibility. We anticipate a turnaround in the second half of the fiscal year when the previous year's interest-rate cuts and tax rebates begin to drive consumer confidence and business spending. Unlike other recessions, we feel that what this economy lacks is not money or capacity but simply the confidence of businesses and consumers. By the midpoint of the coming fiscal year, we believe we should see positive year-over-year growth for many companies and we believe such a spark could ignite the necessary confidence needed for improved growth-stock performance. As always, your fund will remain true to its investment style and be positioned for growth should the economic environment improve.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 1/31/02, there is no guarantee the fund will continue to hold these securities in the future. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.

NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m., Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. The fund seeks capital appreciation by investing mainly in common stocks of midsize companies similar in size to the companies in the Russell MidCap Growth Index.


TOTAL RETURN FOR PERIODS ENDED 1/31/02

                                                       Russell
                                                       MidCap        Consumer
                             NAV             POP     Growth Index   price index
-------------------------------------------------------------------------------
1 year                     -29.82%        -33.88%      -26.92%         1.08%
-------------------------------------------------------------------------------
Life of fund
(since 12/29/00)           -31.47         -35.42       -24.73          1.78
Annual average             -29.30         -33.05       -22.90          1.64
-------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares Returns reflect the current maximum initial sales charge of 5.75%. During the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 1/31/02

-------------------------------------------------------------------------------
Distributions
(number)                                        1
-------------------------------------------------------------------------------
Income                                         $0.0043
-------------------------------------------------------------------------------
Capital gains                                    --
-------------------------------------------------------------------------------
Return of
capital 1                                       0.0007
-------------------------------------------------------------------------------
  Total                                        $0.0050
-------------------------------------------------------------------------------
Share value:                              NAV            POP
-------------------------------------------------------------------------------
1/31/01                                  $8.30          $8.81
-------------------------------------------------------------------------------
1/31/02                                   5.82           6.18
-------------------------------------------------------------------------------

1 See page 25.


TOTAL RETURN FOR PERIODS ENDED 12/31/01 (most recent calendar quarter)

                                                      NAV            POP
-------------------------------------------------------------------------------
1 year                                              -29.23%        -33.31%
-------------------------------------------------------------------------------
Life of fund
(since 12/29/00)                                    -29.23         -33.31
Annual average                                      -28.99         -33.04
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns reflect the current maximum initial sales charge of 5.75%. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 12/29/00


               Fund's    Russell MidCap
               shares        Growth       Consumer price
Date           at POP        Index            index

12/29/00        9,425       10,000           10,000
 4/30/01        7,727        8,516           10,132
 7/31/01        6,785        7,908           10,166
10/31/01        5,710        6,766           10,178
 1/31/02       $6,458       $7,527          $10,178

Footnote reads:
Past performance is no assurance of future results. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares.


COMPARATIVE BENCHMARKS

Russell MidCap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation. The index assumes reinvestment of all distributions and does not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Putnam Funds Trust and
Shareholders of Putnam Mid Cap Fund 2000
(a series of Putnam Funds Trust)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Mid Cap Fund 2000 (the "fund") at January 31, 2002 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at January 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
March 7, 2002




THE FUND'S PORTFOLIO
January 31, 2002

COMMON STOCKS (94.6%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (2.7%)
-------------------------------------------------------------------------------------------------------------------
              1,064 Interpublic Group of Companies, Inc.                                             $       30,718
                447 Lamar Advertising Co. (NON)                                                              16,213
                                                                                                      -------------
                                                                                                             46,931

Aerospace and Defense (1.8%)
-------------------------------------------------------------------------------------------------------------------
                306 L-3 Communications Holdings, Inc. (NON)                                                  31,371

Banking (1.5%)
-------------------------------------------------------------------------------------------------------------------
              1,054 South Trust Corp.                                                                        25,971

Beverage (2.2%)
-------------------------------------------------------------------------------------------------------------------
              1,622 Pepsi Bottling Group, Inc. (The)                                                         37,387

Biotechnology (7.6%)
-------------------------------------------------------------------------------------------------------------------
                489 IDEC Pharmaceuticals Corp. (NON)                                                         29,076
                761 InterMune, Inc. (NON)                                                                    32,343
                942 MedImmune, Inc. (NON)                                                                    39,910
              1,268 Scios, Inc. (NON)                                                                        29,139
                                                                                                      -------------
                                                                                                            130,468

Computers (7.0%)
-------------------------------------------------------------------------------------------------------------------
                927 Emulex Corp. (NON)                                                                       42,651
                590 Lexmark International, Inc. (NON)                                                        32,775
                814 McDATA Corp. Class A (NON)                                                               20,187
                484 QLogic Corp. (NON)                                                                       23,682
                                                                                                      -------------
                                                                                                            119,295

Consumer Finance (2.2%)
-------------------------------------------------------------------------------------------------------------------
              1,151 AmeriCredit Corp. (NON)                                                                  25,667
                867 Metris Companies, Inc.                                                                   12,355
                                                                                                      -------------
                                                                                                             38,022

Electric Utilities (1.6%)
-------------------------------------------------------------------------------------------------------------------
              1,665 Sierra Pacific Resources                                                                 26,623

Electronics (15.5%)
-------------------------------------------------------------------------------------------------------------------
                696 Celestica, Inc. (Canada) (NON)                                                           29,371
                473 Genesis Microchip, Inc. (Canada) (NON)                                                   28,602
                794 Integrated Device Technology, Inc. (NON)                                                 24,257
              1,388 Jabil Circuit, Inc. (NON)                                                                32,202
              1,004 Maxim Integrated Products, Inc. (NON)                                                    55,712
                849 Micrel, Inc. (NON)                                                                       20,036
              1,681 PerkinElmer, Inc.                                                                        49,590
              1,395 RF Micro Devices, Inc. (NON)                                                             25,542
                                                                                                      -------------
                                                                                                            265,312

Energy (4.8%)
-------------------------------------------------------------------------------------------------------------------
              1,975 National-Oilwell, Inc. (NON)                                                             37,624
              1,132 Weatherford International, Inc. (NON)                                                    43,571
                                                                                                      -------------
                                                                                                             81,195

Financial (1.9%)
-------------------------------------------------------------------------------------------------------------------
                762 Intercept Group, Inc. (NON)                                                              32,926

Food (1.5%)
-------------------------------------------------------------------------------------------------------------------
                650 Krispy Kreme Doughnuts, Inc. (NON)                                                       25,903

Gaming & Lottery (2.3%)
-------------------------------------------------------------------------------------------------------------------
                587 International Game Technology (NON)                                                      38,625

Health Care Services (4.6%)
-------------------------------------------------------------------------------------------------------------------
                678 AmerisourceBergen Corp.                                                                  43,887
                435 Laboratory Corporation of America Holdings (NON)                                         35,409
                                                                                                      -------------
                                                                                                             79,296

Insurance (2.2%)
-------------------------------------------------------------------------------------------------------------------
              1,274 Old Republic International Corp.                                                         37,583

Investment Banking/Brokerage (2.0%)
-------------------------------------------------------------------------------------------------------------------
                797 BlackRock, Inc. (NON)                                                                    34,271

Medical Technology (2.0%)
-------------------------------------------------------------------------------------------------------------------
                400 Apogent Technologies, Inc. (NON)                                                         10,032
                768 Charles River Laboratories International, Inc. (NON)                                     23,462
                                                                                                      -------------
                                                                                                             33,494

Oil & Gas (5.4%)
-------------------------------------------------------------------------------------------------------------------
                413 Murphy Oil Corp.                                                                         32,627
              1,308 Valero Energy Corp.                                                                      60,090
                                                                                                      -------------
                                                                                                             92,717

Pharmaceuticals (5.6%)
-------------------------------------------------------------------------------------------------------------------
                537 Andrx Group (NON)                                                                        31,543
                839 King Pharmaceuticals, Inc. (NON)                                                         30,540
                947 Shire Pharmaceuticals Group PLC ADR
                    (United Kingdom) (NON)                                                                   33,050
                                                                                                      -------------
                                                                                                             95,133

Restaurants (4.5%)
-------------------------------------------------------------------------------------------------------------------
                774 Darden Restaurants, Inc.                                                                 31,889
              1,862 Starbucks Corp. (NON)                                                                    44,260
                                                                                                      -------------
                                                                                                             76,149

Retail (4.3%)
-------------------------------------------------------------------------------------------------------------------
              1,368 Family Dollar Stores, Inc.                                                               46,143
                655 TJX Companies, Inc. (The)                                                                27,078
                                                                                                      -------------
                                                                                                             73,221

Software (5.8%)
-------------------------------------------------------------------------------------------------------------------
                620 Electronic Arts, Inc. (NON)                                                              32,903
              2,672 Peregrine Systems, Inc. (NON)                                                            21,349
                580 VERITAS Software Corp. (NON)                                                             24,679
                855 webMethods, Inc. (NON)                                                                   20,178
                                                                                                      -------------
                                                                                                             99,109

Technology Services (5.6%)
-------------------------------------------------------------------------------------------------------------------
                220 Affiliated Computer Services, Inc. Class A (NON)                                         21,043
              1,499 Convergys Corp. (NON)                                                                    47,503
                909 SunGard Data Systems, Inc. (NON)                                                         27,261
                                                                                                      -------------
                                                                                                             95,807
                                                                                                      -------------
                    Total Common Stocks (cost $1,580,661)                                            $    1,616,809

SHORT-TERM INVESTMENTS (8.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            $79,855 Short-term investments held as collateral for loaned securities with yields ranging from 1.74% to 2.31%
                    and due dates ranging from February 1, 2002
                    to March 28, 2002 (d)                                                            $       79,764
             63,000 Interest in $750,000,000 joint tri-party repurchase agreement dated January 31, 2002 with
                    S.B.C. Warburg, Inc. due February 1, 2002
                    with respect to various U.S. Government
                    obligations -- maturity value of $63,003 for an
                    effective yield of 1.92%                                                                 63,000
                                                                                                      -------------
                    Total Short-Term Investments (cost $142,764)                                     $      142,764
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,723,425) ***                                          $    1,759,573
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,708,170.

  (b) The aggregate identified cost on a tax basis is $1,756,685, resulting in gross unrealized appreciation and depreciation of $145,913 and $143,025, respectively, or net unrealized appreciation of $2,888.

(NON) Non-income-producing security.

  (d) See footnote 1 to the financial statements.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      The accompanying notes are an integral part of these financial statements.





STATEMENT OF ASSETS AND LIABILITIES
January 31, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $77,329 of securities on loan
(identified cost $1,723,425) (Note 1)                                            $1,759,573
-------------------------------------------------------------------------------------------
Cash                                                                                    491
-------------------------------------------------------------------------------------------
Dividends and interest receivable                                                       191
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                       46,276
-------------------------------------------------------------------------------------------
Receivable from Manager (Note 2)                                                      2,732
-------------------------------------------------------------------------------------------
Total assets                                                                      1,809,263

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                     15,127
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                              250
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              327
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              3
-------------------------------------------------------------------------------------------
Payable for offering costs (Note 1)                                                   2,000
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                   79,764
-------------------------------------------------------------------------------------------
Other accrued expenses                                                                3,622
-------------------------------------------------------------------------------------------
Total liabilities                                                                   101,093
-------------------------------------------------------------------------------------------
Net assets                                                                       $1,708,170

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1, 4 and 5)                                               $2,324,374
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                              (652,352)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                           36,148
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $1,708,170

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,708,170 divided by 293,412 shares)                                                $5.82
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $5.82)*                                $6.18
-------------------------------------------------------------------------------------------

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

  The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Year ended January 31, 2002
Investment income:
-------------------------------------------------------------------------------------------
Dividends                                                                        $    3,989
-------------------------------------------------------------------------------------------
Interest                                                                              1,727
-------------------------------------------------------------------------------------------
Securities lending                                                                      166
-------------------------------------------------------------------------------------------
Total investment income                                                               5,882

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     13,817
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        2,774
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     1,192
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         40
-------------------------------------------------------------------------------------------
Reports to shareholders                                                               4,777
-------------------------------------------------------------------------------------------
Auditing                                                                             23,401
-------------------------------------------------------------------------------------------
Legal                                                                                 3,549
-------------------------------------------------------------------------------------------
Amortization of offering costs (Note 1)                                               1,814
-------------------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                                      (32,286)
-------------------------------------------------------------------------------------------
Total expenses                                                                       19,078
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (2,134)
-------------------------------------------------------------------------------------------
Net expenses                                                                         16,944
-------------------------------------------------------------------------------------------
Net investment loss                                                                 (11,062)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (648,797)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                           81,675
-------------------------------------------------------------------------------------------
Net loss on investments                                                            (567,122)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                              $(578,184)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

                                                                                    For the period
                                                                                 December 29, 2000
                                                                                     (commencement
                                                                     Year ended  of operations) to
                                                               January 31, 2002   January 31, 2001
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income (loss)                                        $   (11,062)        $    1,227
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                       (648,797)            (3,555)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                                           81,675            (45,527)
--------------------------------------------------------------------------------------------------
Net decrease in net assets resulting
from operations                                                        (578,184)           (47,855)
--------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 1):
--------------------------------------------------------------------------------------------------
From net investment income                                               (1,227)                --
--------------------------------------------------------------------------------------------------
From return of capital                                                     (207)                --
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                       318,244             17,399
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                           (261,374)           (30,456)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period (Note 5)                                          1,969,544          2,000,000
--------------------------------------------------------------------------------------------------
End of period (including undistributed
net investment income of $-- and
$1,227, respectively)                                                $1,708,170         $1,969,544
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS  A
--------------------------------------------------------------
                                                For the period
Per-share                           Year ended  Dec. 29, 2000+
operating performance               January 31   to January 31
--------------------------------------------------------------
                                       2002          2001
--------------------------------------------------------------
Net asset value,
beginning of period                    $8.30        $8.50
--------------------------------------------------------------
Investment operations:
--------------------------------------------------------------
Net investment income (loss)(a)(b)      (.04)         .01
--------------------------------------------------------------
Net realized and unrealized
loss on investments                    (2.43)        (.21)
--------------------------------------------------------------
Total from
investment operations                  (2.47)        (.20)
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.01)          --
--------------------------------------------------------------
From return of capital                    --(e)        --
--------------------------------------------------------------
Total distributions                     (.01)          --
--------------------------------------------------------------
Net asset value,
end of period                          $5.82        $8.30
--------------------------------------------------------------
Total return at
net asset value (%)(c)                (29.82)       (2.35)*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,708       $1,970
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(d)            1.10          .10*
--------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)(a)            (.64)         .07*
--------------------------------------------------------------
Portfolio turnover (%)                169.70         7.60*
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the periods ended
    January 31, 2002 and January 31, 2001 reflect a reduction of 1.87% and
    1.32% based on average net assets per class A share, respectively (Note 2).

(b) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset arrangements (Note 2).

(e) Amount represents less than $0.01 per share.



NOTES TO FINANCIAL STATEMENTS
January 31, 2002

Note 1
Significant accounting policies

Putnam Mid Cap Fund 2000 (the "fund") is one of a series of Putnam Funds Trust (the "trust"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of midsized companies which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes are currently undervalued.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At January 31, 2002, the value of securities loaned amounted to $77,329. The fund received cash collateral of $79,764, which is pooled with collateral of other Putnam funds into 55 issuers of high-grade short-term investments.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement included restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended January 31, 2002, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At January 31, 2002, the fund had a capital loss carryover of approximately $532,000 available to the extent allowed by tax law to offset future net capital gain, if any, which will expire on January 31, 2010.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended January 31, 2002, the fund reclassified $11,062 to decrease distributions in excess of net investment income and $11,062 to decrease paid-in-capital. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

J) Unamortized offering costs The offering costs of $2,000 have been fully amortized on a straight-line basis as of January 31, 2002. The fund will reimburse Putnam Management for the payment of these expenses.


Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of the fund's average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, 0.53% of the next $5 billion, 0.52% of the next $5 billion, 0.51% of the next $5 billion, 0.50% of the next $5 billion, 0.49% of the next $5 billion, 0.48% of the next $8.5 billion and 0.47% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through January 31, 2003, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, and extraordinary expense, credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC, and payments under the trust's distribution plan) would exceed an annual rate of 1.10% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended January 31, 2002, the fund's expenses were reduced by $2,134 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $100 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management at an annual rate up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

For the period ended January 31, 2002, Putnam Retail Management, acting as underwriter received no net commissions from the sale of class A shares. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the year ended January 31, 2002, Putnam Retail Management, acting as underwriter received no monies on class A redemptions.


Note 3
Purchases and sales of securities

During the year ended January 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $3,124,125 and $2,833,901, respectively. There were no purchases and sales of U.S. government obligations.


Note 4
Capital shares

At January 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                               Year ended January 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    106,481            $620,792
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      246               1,434
---------------------------------------------------------------------------
                                               106,727             622,226

Shares
repurchased                                    (50,711)           (303,982)
---------------------------------------------------------------------------
Net increase                                    56,016            $318,244
---------------------------------------------------------------------------

                                          For the period December 29, 2000
                                              (commencement of operations)
                                                       to January 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                      2,102             $17,399
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                                 2,102              17,399

Shares
repurchased                                         --                  --
---------------------------------------------------------------------------
Net increase                                     2,102             $17,399
---------------------------------------------------------------------------


Note 5
Initial capitalization and
offering of shares

The trust was established as a Massachusetts business trust on January 22, 1996. During the period January 22, 1996 to December 29, 2000 the fund had no operations other than those related to organizational matters, including the initial capital contribution of $2,000,000 and the issuance of 235,294 shares to Putnam Investments, LLC on December 28, 2000.

At January 31, 2002, Putnam Investments, LLC owned 235,496 class A shares of the fund (80.3% of class A shares outstanding), valued at $1,370,587.


Federal tax information
(Unaudited)


For the year ended January 31, 2002, a portion of the fund's distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.




TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service                Principal Occupation(s)
as a Putnam Fund Trustee 2           During Past 5 Years            Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),          President, Baxter              Director of ASHTA Chemicals, Inc.,
Trustee since 1994                   Associates, Inc.               Banta Corporation (a printing and
                                     (a management                  digital imaging firm), Intermatic
                                     consulting and private         Corporation (manufacturer of energy
                                     investments firm)              control products), Ryerson Tull,
                                                                    Inc. (a steel service corporation),
                                                                    Advocate Health Care, and the
                                                                    National Center for Nonprofit
                                                                    Boards. Chairman Emeritus of the
                                                                    Board of Trustees, Mount Holyoke
                                                                    College.

Charles B. Curtis (4/27/40),         President and Chief            Member of the Council on Foreign
Trustee since 2001                   Operating Officer,             Relations, the Electric Power
                                     Nuclear Threat                 Research Institute Advisory
                                     Initiative (a private          Council, the Board of Directors of
                                     foundation dedicated           the Gas Technology Institute, the
                                     reducing the threat            University to of Chicago Board of
                                     of weapons of mass             Governors for Argonne National
                                     destruction)                   Laboratory, the Board of Directors
                                                                    of the Environment and Natural
                                                                    Resources Program Steering
                                                                    Committee, John F. Kennedy School
                                                                    of Government, Harvard University.
                                                                    Until 2001, Mr. Curtis was a
                                                                    Member of the Department of
                                                                    Defense's Policy Board and
                                                                    Director of EG&G Technical
                                                                    Services, Inc. (fossil energy
                                                                    research and development support)
                                                                    and prior to May 1997, Mr.Curtis
                                                                    was Deputy Secretary of Energy.

John A. Hill (1/31/42),              Vice-Chairman and              Director of Devon Energy
Trustee since 1985 and               Managing Director,             Corporation (formerly known as
Chairman since 2000                  First Reserve                  Snyder Oil Corporation),
                                     Corporation                    TransMontaigne Oil Company,
                                     (a registered investment       Continuum Health Partners of
                                     advisor investing in           New York, Sarah Lawrence College,
                                     companies in the               and various private companies owned
                                     world-wide energy              by First Reserve Corporation.
                                     industry on behalf of          Trustee of TH Lee, Putnam
                                     institutional investors)       Investment Trust (a closed-end
                                                                    investment company).

Ronald J. Jackson                    Private investor               Former Chairman, President, and
(12/17/43),                                                         Chief Executive Officer of Fisher-
Trustee since 1996                                                  Price, Inc. (a toy manufacturer).

Paul L. Joskow (6/30/47),            Elizabeth and James            Director, National Grid Group (a
Trustee since 1997                   Killian Professor of           UK-based holding company with
                                     Economics and                  interests in electric power and
                                     Management and                 telecommunications networks), State
                                     Director of the Center         Farm Indemnity Company (an
                                     for Energy and                 automobile insurance company),
                                     and Environmental Policy       the Whitehead Institute for
                                     Research, Massachusetts        Biomedical Research (a non-profit
                                     Institute of Technology        research institution). President of
                                                                    the Yale University Council. Prior
                                                                    to March 2000 and September 1998,
                                                                    Dr. Joskow was a Director of
                                                                    New England Electric System
                                                                    (a public utility holding company)
                                                                    and a consultant to National
                                                                    Economic Research Associates,
                                                                    respectively.

Elizabeth T. Kennan                  President Emeritus of          Chairman, Cambus-Kenneth
(2/25/38),                           Mount Holyoke College          Bloodstock (a limited liability
Trustee since 1992                                                  company involved in thoroughbred
                                                                    horse breeding and farming),
                                                                    Director, Northeast Utilities, and
                                                                    Talbots (a distributor of women's
                                                                    apparel). Trustee of Centre
                                                                    College, Trustee of Notre Dame
                                                                    University, and Member of
                                                                    the Oversight Committee of Folger
                                                                    Shakespeare Library.  Prior to
                                                                    September 2000, June 2000, and
                                                                    November 1999, Dr. Kennan was a
                                                                    Director of Chastain Real Estate,
                                                                    Bell Atlantic, and Kentucky Home
                                                                    Life Insurance, respectively.

John H. Mullin, III                  Chairman and CEO               Director Alex. Brown Realty, Inc.,
(6/15/41),                           of Ridgeway Farm               The Liberty Corporation (a company
Trustee since 1997                   (a limited liability           engaged in the broadcasting
                                     company engaged in             industry), and Progress Energy,
                                     timber and farming)            Inc. (a utility company, formerly
                                                                    known as Carolina Power & Light).
                                                                    Prior to October 1997, January
                                                                    1998, and May 2001, Mr. Mullin was
                                                                    a Director of Dillon, Read and Co.
                                                                    Inc., The Ryland Group, Inc., and
                                                                    Graphic Packaging International
                                                                    Corp., respectively.

Robert E. Patterson                  Senior Partner of Cabot        Chairman of the Joslin Diabetes
(3/15/45),                           Properties, LLP and            Center, Trustee of SEA Education
Trustee since 1984                   Chairman of Cabot              Association, and Director of
                                     Properties, Inc.               Brandywine Trust Company (a trust
                                                                    company). Prior to February 1998,
                                                                    Mr. Patterson was Executive Vice
                                                                    President and Director of
                                                                    Acquisitions of Cabot Partners
                                                                    Limited Partnership. Prior to
                                                                    December 2001, Mr. Patterson was
                                                                    President and Trustee of Cabot
                                                                    Industrial Trust (publicly traded
                                                                    real estate investment trust).

W. Thomas Stephens                   Corporate Director             Director of Qwest Communications
(9/2/42),                                                           (communications company), Xcel
Trustee since 1997                                                  Energy Incorporated (public
                                                                    utility company), TransCanada
                                                                    Pipelines, and Norske Canada, Inc.
                                                                    (paper manufacturer). Prior
                                                                    to July 2001 and October 1999,
                                                                    Mr. Stephens was Chairman of
                                                                    Mail-Well (printing and envelope
                                                                    company) and MacMillan-Bloedel
                                                                    (forest products company),
                                                                    respectively.

W. Nicholas Thorndike                Director of various            Trustee of Northeastern University
(3/28/33),                           corporations and               and Honorary Trustee of
Trustee since 1992                   charitable                     Massachusetts General Hospital.
                                     organizations,                 Prior to September 2000,
                                     including Courier              April 2000, and December 2001,
                                     Corporation (a book            Mr. Thorndike was a Director of
                                     manufacturer) and              Bradley Real Estate, Inc., a
                                     Providence Journal Co.         Trustee of Eastern Utilities
                                     (a newspaper publisher)        Associates, and a Trustee of Cabot
                                                                    Industrial Trust, respectively.

Lawrence J. Lasser*                  President and Chief            Director of Marsh & McLennan
(11/1/42),                           Executive Officer              Companies, Inc. and the United Way
Trustee since 1992                   of Putnam                      of Massachusetts Bay. Member of the
                                     Investments, LLC,              Board of Governors of the
                                     Management, LLC                Investment Company Institute,
                                     and Putnam Investment          Trustee of the Museum of Fine
                                     Management, LLC                Arts, Boston, a Trustee and Member
                                                                    of the Finance and Executive
                                                                    Committees of Beth Israel Deaconess
                                                                    Medical Center, Boston, and a
                                                                    Member of the CareGroup Board of
                                                                    Managers Investment Committee, the
                                                                    Council on Foreign Relations, and
                                                                    the Commercial Club of Boston.

George Putnam, III*                  President, New                 Director of The Boston Family
(8/10/51),                           Generation Research,           Office, L.L.C. (registered
Trustee since 1984 and               Inc. (a publisher of           investment advisor), Trustee of the
President since 2000                 financial advisory and         SEA Education Association, Trustee
                                     of other research services     St. Mark's School, and Trustee of
                                     relating to bankrupt and       Shore Country Day School.
                                     distressed companies) and
                                     New Generation Advisers, Inc.
                                     (a registered investment
                                     adviser)

A.J.C. Smith (4/13/34),*             Director of Marsh &            Director of Trident Corp.(a limited
Trustee since 1986                   McLennan                       partnership with over 30
                                     Companies, Inc                 institutional investors). Trustee
                                                                    of the Carnegie Hall Society, the
                                                                    Educational Broadcasting
                                                                    Corporation and the National
                                                                    Museums of Scotland. Chairman of
                                                                    the Central Park Conservancy.
                                                                    Member of the Board of Overseers of
                                                                    the Joan and Sanford I. Weill
                                                                    Graduate School of Medical Sciences
                                                                    of Cornell University. Prior to
                                                                    May 2000 and November 1999,
                                                                    Mr. Smith was Chairman and CEO,
                                                                    respectively, of Marsh & McLennan
                                                                    Companies, Inc.
-------------------------------------------------------------------------------------------------------
1The address of each Trustee is One Post Office Square, Boston, MA 02109. As of January 31, 2002,
 there were 123 Putnam Funds.

2Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

*Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser,
 and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies,
 Inc., the parent company of Putnam Management and Putnam Retail Management. George Putnam, III, is the
 President of your Fund and each of the other Putnam Funds. Lawrence J. Lasser has been the President,
 Chief Executive Officer, and a Director of Putnam Investments, LLC, and Putnam Management since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of Marsh &
 McClennan Companies, Inc., the parent company of Putnam Management.  A.J.C. Smith is a Director of
 Marsh & McClennan Companies, Inc.





OFFICERS

Name, Address, 1 Date of Birth,     Length of Service
Position(s) Held with Fund          with the Fund                  Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),         Since 2000                     Managing Director, Putnam Investments,
Executive Vice President,                                           LLC and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty                 Since 2000                     Senior Vice President, Putnam
(12/1/46),                                                          Investments, LLC and Putnam Management
Senior Vice President

Michael T. Healy (1/24/58),          Since 2000                     Managing Director, Putnam
Senior Vice President,                                              Investments, LLC
Assistant Treasurer and
Principal Accounting Officer

Gordon H. Silver
(7/3/47),                            Since 2000                     Senior Managing Director, Putnam
Vice President                                                      Investments, LLC and Putnam Management

Ian Ferguson (7/3/57),               Since 2000                     Senior Managing Director, Putnam
Vice President                                                      Investments, LLC and Putnam Management

Brett C. Browchuk (2/27/63),         Since 2000                     Managing Director of Putnam Investments
Vice President                                                      LLC and Putnam Management

Richard G. Leibovitch                Since 2000                     Managing Director of Putnam Investments,
(10/31/63), Vice President                                          LLC and Putnam Management. Prior to
                                                                    February 1999, Managing Director at J.P.
                                                                    Morgan

Richard A. Monaghan                  Since 2000                     Managing Director, Putnam Investments,
(8/25/54),                                                          LLC, Putnam Management and Putnam
Vice President                                                      Retail Management

John R. Verani                       Since 2000                     Senior Vice President, Putnam
(6/11/39),                                                          Investments, LLC and Putnam Management
Vice President

Stephen M. Oristaglio                Since 2000                     Senior Managing Director of Putnam
(8/21/55),                                                          Investments LLC and Putnam Management
Vice President

Daniel L. Miller (8/17/57),          Since 2000                     Managing Director of Putnam Investments
Vice President                                                      LLC and Putnam Management

Eric M. Wetlaufer (4/13/62),         Since 2000                     Managing Director of Putnam Investments
Vice President                                                      LLC and Putnam Management
---------------------------------------------------------------------------------------------------------------
1The address of each Trustee is One Post Office Square, Boston, MA 02109.



FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Daniel Miller
Vice President

Eric M. Wetlaufer
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Mid Cap Fund 2000. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE

                                             79254   2UD   3/02


Putnam
International
Core
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

1-31-02

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The global reach of September 11th was graphically demonstrated by the adverse effects on the performance of Putnam International Core Fund during the fiscal year ended January 31, 2002. As investors reacted to the attacks, your fund's management team responded with careful analysis and a long-term perspective.

As the fiscal year moved toward its final quarter, the managers were beginning to see signs of global economic recovery and they had positioned the portfolio accordingly. After assessing the effects of the plunge in the world's stock markets following the attacks, the managers concluded that a change in the fund's long-term strategy in response to a short-term event was not justified. It is a lesson that individual investors would do well to heed.

As you will note in this report, we are now simply listing the name of the team responsible for the fund's management rather than individual team members. This change reflects Putnam's belief that mutual funds are more effectively overseen by teams than by individuals.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
March 13, 2002

REPORT FROM FUND MANAGEMENT

The fund is managed by the Putnam Small- and Mid-Cap Core Team

The 12 months ended January 31, 2002, marked an extremely difficult period for investors, both in international markets and at home. The economic slowdown and subsequent recession in the United States was mirrored by turmoil in the international markets. After the September 11 terrorist attacks, the global economy, which was already unstable, was shaken further while central banks worldwide slashed short-term interest rates in an attempt to contain the economic damage. Putnam International Core Fund had been positioned for the economic recovery we believed was underway before the events of September 11, and because of this stance, the fund suffered when international markets declined further. Though equity investors saw significant buying opportunities and subsequently sparked a rally in the fourth quarter of 2001, it was not substantial enough to offset the financial turbulence of the previous eight months. As a result, Putnam International Core Fund lost value over the 12 months ended January 31, 2002.

Total return for 12 months ended 1/31/02

       Net asset value   Public offering price
-----------------------------------------------------------------------
          -27.27%             -31.44%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods begins on page 9.

*SECTOR AND COUNTRY WEIGHTINGS POSITIONED TO BENEFIT FROM EVENTUAL
 ECONOMIC RECOVERY

When the fund management team was positioning the fund to best take advantage of an anticipated recovery, the overriding philosophy was that recovery in the United States would usher in international economic improvement. With that in mind, the team sought to expose the fund to companies that would benefit directly from improving conditions in the United States. One sector we found particularly attractive was consumer cyclicals, especially the automotive, advertising, and tourism industries. We believed this sector would be one of the first to bounce back with the U.S. economy. Technology was another sector to which we added over the course of the year. The valuations of many technology companies had reached what we believed were unreasonably low levels, and we purchased several names, including Man AG, a German diversified engineering company.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Electronics                  7.4%

Food                         7.0%

Lodging/tourism              6.5%

Publishing                   6.2%

Advertising &
marketing                    5.1%

Footnote reads:
*Based on net assets as of 1/31/02. Holdings will vary over time.

The terrorist attacks on September 11, however, ended all hope of a quick recovery and sent global economies reeling. Equities across sectors and international lines plummeted. Declines were so sharp, in fact, that scaling back holdings would have served only to solidify huge losses. It was clear, however, that these declines were a short-term reaction, and that while economic recovery would be delayed considerably, it would eventually begin. Because your fund was already positioned for this recovery, management sold very few of its holdings after the attacks, and in fact used the global market weakness to purchase some additional consumer cyclicals and consumer staples holdings. Quebecor World, a Canadian publishing company, Usinor, a steel company, and Hartwall, a Finnish brewing company, performed well during the fourth quarter.

* STOCK SELECTION KEY TO PERFORMANCE IN VOLATILE ASIAN AND EUROPEAN MARKETS

Over the course of the year, Asian markets experienced considerable volatility, especially Japan, as a global slowdown in the technology and telecommunications sectors combined to erode corporate profitability further. Part of the ongoing problem in the Japanese economy has been the lack of proactive measures being taken by the country's government. During periods of economic turmoil, the Japanese government tended to create too little in the way of stimulus, and what stimulus it did provide came too late to improve conditions. Similarly, conflicts between business and social cultures in Japan have made it historically difficult for Japanese corporations to restructure in response to an economic downturn by cutting costs or laying off workers. While the outlook in Japan is improving, due in part to the election of a new reform-minded Prime Minister, Junichiro Koizumi, change has come slowly. Compared with its benchmark index, your fund was underweighted in Japan, but what positions it did hold detracted from performance overall.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Orient-Express Hotels, Ltd. Class A
Bermuda
Lodging/tourism

Autoliv, Inc. (Swedish Depositary
Receipt)
Sweden
Automotive

IMI PLC
United Kingdom
Manufacturing

Airtours PLC
United Kingdom
Lodging/tourism

Trinity Mirror PLC
United Kingdom
Publishing

ASE Test, Ltd.
Taiwan
Electronics

Van der Moolen Holding NV
Netherlands
Investment banking/brokerage

Parmalat Finanziaria SpA
Italy
Food

Tod's SpA
Italy
Retail

Chartered Semiconductor
Manufacturing, Ltd.
Singapore
Electronics

Footnote reads:
These holdings represent 17.0% of the fund's net assets as of 1/31/02. Portfolio holdings will vary over time.

Other parts of Asia made for a brighter picture. Holdings in South Korea, where the fund was overweight, fared substantially better during the period. After the Asian currency crisis in 1998, many corporations were forced to undertake structural reform as valuations in emerging markets declined sharply. In a number of cases, especially in Asian countries where restructuring has been more successful than in Japan, companies stabilized their balance sheets, yet were selling at substantial discounts because of the earlier market downturn. Venture Manufacturing, an electronics design and contract manufacturing company based in Singapore, was one such example. It posted solid returns for the year. Through careful stock selection, the management team was able to capitalize on some of these companies' gains.

Meanwhile, European economies, which at the beginning of the reporting period were experiencing only a fraction of the volatility of Asian markets, continued to deteriorate over the period, and investments there suffered accordingly. The United Kingdom typically represents the fund's largest market weighting, and this was the case again over the period. While the U.K. was ultimately the best-performing market in Europe, significant government budget deficits there and throughout the continent have put a drag on local economies. The transition to the euro has also proved a stumbling block. The euro's relative weakness versus the dollar detracted from returns, since any of the fund's gains must be converted back into dollar figures. Furthermore, the British pound had been unexpectedly strong compared to the euro. This worked against many manufacturers in the U.K. who purchase raw materials in Europe and export their products to neighboring countries. Two U.K. stocks we added to during the period were the London Stock Exchange and Pilkington PLC, a glass manufacturer. Both proved relatively resilient despite the unfavorable environment. Toward the end of the period, we sold off our Pilkington holding to lock in profits.

* OUTLOOK ONE OF GRADUAL RETURN TO GROWTH FOR INTERNATIONAL EQUITIES

While recovery in the United States is largely predicted to begin sometime in the coming months, that recovery is likely to be delayed in Europe and in Asia as governments and corporations wrestle with continued reform in an effort to create stability and profitability in their economies. Nonetheless, Europe, which historically lags the U.S. economy by about six months, appears to have hit a bottom and we anticipate it will soon begin its recovery process. Going forward, the management team expects growth rates in the United States to return to modest positive territory. Smaller companies stand to benefit the most at the onset of recovery, and have done so historically. We plan to position the fund to benefit as much as possible from these small-cap companies, while gradually scaling back our consumer cyclical holdings as global economic recovery begins.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 1/31/02, there is no guarantee the fund will continue to hold these securities in the future. International investing includes certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks, including illiquidity and volatility, may be associated with emerging-market securities. This fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.

NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m., Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam International Core Fund is designed for investors seeking capital appreciation through common stocks of smaller-capitalization companies located outside the United States.

TOTAL RETURN FOR PERIODS ENDED 1/31/02

                                               SSB World
                                                 Ex US
                                                Extended       Consumer
                          NAV       POP       Market Index    price index
-------------------------------------------------------------------------------
1 year                 -27.27%    -31.44%       -18.40%          1.08%
-------------------------------------------------------------------------------
Life of fund
(since 12/29/00)       -29.75     -33.80        -17.60           1.78
Annual average         -27.67     -31.50        -16.35           1.64
-------------------------------------------------------------------------------


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 1/31/02

-------------------------------------------------------------------------------
Distributions
(number)                                        1
-------------------------------------------------------------------------------
Income                                       $0.081
-------------------------------------------------------------------------------
Total                                        $0.081
-------------------------------------------------------------------------------
Share value:                           NAV            POP
-------------------------------------------------------------------------------
1/31/01                               $8.21          $8.71
-------------------------------------------------------------------------------
1/31/02                                5.89           6.25
-------------------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 12/31/01 (most recent calendar quarter)

                                       NAV            POP
-------------------------------------------------------------------------------
1 year                               -28.20%        -32.34%
-------------------------------------------------------------------------------
Life of fund                         -28.20         -32.34
Annual average                       -27.96         -32.07
-------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be more or less than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A shares reflects a sales charge of 5.75%. This fund is currently offered on a limited basis with limited assets and expenses were limited. Had expenses not been limited, returns would have been lower.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 12/29/00

                                  SSB World Ex US
               Fund's shares      Extended Market      Consumer price
Date              at POP               Index               index

12/29/00          10,000               9,102               10,000
1/31/01            9,102              10,098               10,069
7/31/01            7,073               8,966               10,166
1/31/02           $6,620              $8,240              $10,178

Footnote reads:
Past performance is no assurance of future results. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares.


COMPARATIVE BENCHMARKS

The Salomon Smith Barney World Ex US Extended Market Index is an unmanaged index of global equity securities of smaller companies.
Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam International Core Fund, a series of Putnam Funds Trust, including the fund's portfolio, as of January 31, 2002, and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for the year then ended and the period from December 29, 2000 (commencement of operations) to January 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam International Core Fund as of January 31, 2002, the results of its operations for the year then ended, and changes in its net assets and financial highlights for the years then ended and for the period from December 29, 2000 to January 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

                                                        KPMG  LLP
Boston, Massachusetts
March 5, 2002



THE FUND'S PORTFOLIO
January 31, 2002

COMMON STOCKS (97.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
Australia (1.2%)
-------------------------------------------------------------------------------------------------------------------
             30,100 M.I.M. Holdings, Ltd.                                                            $       19,976
             12,600 Pacific Dunlop, Ltd.                                                                      7,213
                                                                                                     --------------
                                                                                                             27,189

Belgium (1.4%)
-------------------------------------------------------------------------------------------------------------------
                660 Omega Pharma SA                                                                          29,823

Bermuda (3.2%)
-------------------------------------------------------------------------------------------------------------------
                810 IPC Holdings, Ltd.                                                                       23,279
              2,510 Orient-Express Hotels, Ltd. Class A (NON)                                                43,724
                 55 PartnerRe, Ltd.                                                                           2,804
                                                                                                      -------------
                                                                                                             69,807

Canada (11.1%)
-------------------------------------------------------------------------------------------------------------------
              3,800 Abitibi-Consolidated, Inc.                                                               30,400
                500 Agrium, Inc.                                                                              4,808
              1,140 Canadian Natural Resources                                                               29,683
              1,210 Cognos, Inc. (NON)                                                                       31,896
                265 Fairfax Financial Holdings, Ltd.                                                         27,667
                628 Four Seasons Hotels, Inc.                                                                27,626
              1,350 GSI Lumonics, Inc. (NON)                                                                 10,787
                348 Magna International, Inc. Class A                                                        22,603
                950 Methanex Corp. (NON)                                                                      5,258
              1,000 Quebecor World, Inc.                                                                     23,176
              2,921 Zarlink Semiconductor, Inc. (NON)                                                        29,945
                                                                                                      -------------
                                                                                                            243,849

Denmark (1.3%)
-------------------------------------------------------------------------------------------------------------------
                474 Genmab A/S (NON)                                                                         10,330
                159 Genmab A/S 144A (NON)                                                                     3,465
                330 ISS A/S (NON)                                                                            15,417
                                                                                                      -------------
                                                                                                             29,212

Finland (3.7%)
-------------------------------------------------------------------------------------------------------------------
              1,365 Hartwall OYJ AB                                                                          30,722
                920 Huhtamaki OYJ                                                                            30,082
              2,650 M-real OYJ Class B                                                                       17,220
                300 Metso OYJ                                                                                 3,411
                                                                                                      -------------
                                                                                                             81,435

France (9.1%)
-------------------------------------------------------------------------------------------------------------------
                664 CNP Assurances                                                                           19,717
              3,400 Elior                                                                                    26,776
              2,137 Generale De Sante (NON)                                                                  29,245
              3,677 Havas Advertising SA                                                                     27,059
              1,010 Neopost SA (NON)                                                                         31,556
                395 Pechiney SA Class A                                                                      21,011
                826 Publicis Group SA                                                                        20,319
                100 Scor SA                                                                                   2,950
                315 Spir Communication                                                                       21,229
                                                                                                      -------------
                                                                                                            199,862

Germany (3.5%)
-------------------------------------------------------------------------------------------------------------------
                884 Deutsche Boerse AG                                                                       31,195
                574 Fielmann AG                                                                              18,675
                 63 Hannover Rueckversicherungs AG                                                            3,850
                560 MAN AG                                                                                   12,869
                436 Zapf Creation AG                                                                          8,706
                                                                                                      -------------
                                                                                                             75,295

Greece (0.7%)
-------------------------------------------------------------------------------------------------------------------
              2,870 Panafon Hellenic Telecom SA                                                              15,859

Ireland (4.7%)
-------------------------------------------------------------------------------------------------------------------
             10,700 Greencore Group PLC                                                                      28,918
              1,060 Riverdeep Group PLC ADR (NON)                                                            18,603
             12,600 Smurfit (Jefferson) Group PLC (NON)                                                      26,787
             43,490 Waterford Wedgwood PLC                                                                   29,197
                                                                                                      -------------
                                                                                                            103,505

Italy (3.1%)
-------------------------------------------------------------------------------------------------------------------
             11,516 Parmalat Finanziaria SpA                                                                 34,592
                825 Tod's SpA                                                                                34,084
                                                                                                      -------------
                                                                                                             68,676

Japan (7.9%)
-------------------------------------------------------------------------------------------------------------------
                250 Aiful Corp.                                                                              14,953
              2,000 ALPS Electric Co. Ltd.                                                                   16,329
              1,000 Chugai Pharmaceutical Co., Ltd.                                                          10,385
              2,000 Daiwa House Industry Co., Ltd.                                                           10,512
              4,000 Fuji Heavy Industries                                                                    19,140
              1,000 Fuji Machine Manufacturing Co., Ltd.                                                     11,963
                700 Meitec Corp.                                                                             16,015
              2,000 Mitsubishi Pharma Corp.                                                                  20,411
              1,000 Mitsumi Electric Company, Ltd.                                                           11,379
              1,000 OMRON Corp.                                                                              12,150
              1,000 Onward Kashiyama Co., Ltd.                                                                8,807
              1,100 Shimano, Inc.                                                                            13,735
              2,000 Sumitomo Rubber Industries                                                                6,475
                100 Yamaha Motor Co., Ltd.                                                                      600
                                                                                                      -------------
                                                                                                            172,854

Mexico (0.8%)
-------------------------------------------------------------------------------------------------------------------
              1,240 Grupo Aeroportuario del Sureste SA de CV ADR (NON)                                       17,856

Netherlands (6.5%)
-------------------------------------------------------------------------------------------------------------------
              3,950 BE Semiconductor Industries NV (NON)                                                     29,136
              2,295 Buhrmann NV                                                                              23,526
                690 CSM NV                                                                                   13,362
                480 Equant NV (NON)                                                                           5,553
                570 Hunter Douglas NV                                                                        15,429
                730 Nutreco Holding NV                                                                       20,514
              1,181 Van der Moolen Holding NV                                                                34,662
                                                                                                      -------------
                                                                                                            142,182

Norway (2.5%)
-------------------------------------------------------------------------------------------------------------------
              2,520 Frontline, Ltd.                                                                          24,092
                982 Gjensidige NOR Sparebank                                                                 30,000
                                                                                                      -------------
                                                                                                             54,092

Portugal (0.4%)
-------------------------------------------------------------------------------------------------------------------
              1,075 Vodafone Telecel-Comunicacoes Pessoais SA                                                 8,836

Singapore (2.6%)
-------------------------------------------------------------------------------------------------------------------
             13,000 Chartered Semiconductor Manufacturing, Ltd. (NON)                                        32,288
              3,000 Venture Manufacturing, Ltd.                                                              25,163
                                                                                                      -------------
                                                                                                             57,451

South Korea (1.0%)
-------------------------------------------------------------------------------------------------------------------
                896 Dong-A Pharmaceutical                                                                    17,009
                900 First Technology Co., Ltd.                                                                5,189
                                                                                                      -------------
                                                                                                             22,198

Spain (1.9%)
-------------------------------------------------------------------------------------------------------------------
              1,354 Abengoa SA                                                                                9,090
              1,740 Altadis SA                                                                               28,005
                430 Prosegur, Companies de Securidad SA                                                       5,552
                                                                                                      -------------
                                                                                                             42,647

Sweden (4.3%)
-------------------------------------------------------------------------------------------------------------------
              2,090 Autoliv, Inc. (Swedish Depositary Receipt)                                               43,430
              3,540 Eniro AB                                                                                 24,630
                637 LGP Telecom Holding AB                                                                    3,324
              4,016 Swedish Match AB                                                                         23,033
                                                                                                      -------------
                                                                                                             94,417

Switzerland (3.8%)
-------------------------------------------------------------------------------------------------------------------
                135 Actelion, Ltd. (NON)                                                                      5,325
                295 Ciba Specialty Chemicals AG                                                              18,748
                200 Converium Holding AG (NON)                                                                9,116
                 32 Givaudan SA                                                                              10,154
                600 Logitech International (NON)                                                             25,421
                 11 Schindler Holding AG                                                                     15,878
                                                                                                      -------------
                                                                                                             84,642

Taiwan (1.6%)
-------------------------------------------------------------------------------------------------------------------
              2,955 ASE Test, Ltd. (NON)                                                                     34,721

United Kingdom (20.2%)
-------------------------------------------------------------------------------------------------------------------
             23,100 Aegis Group PLC                                                                          30,686
             10,050 Airtours PLC                                                                             37,779
                800 Airtours PLC 144A                                                                         3,007
              3,700 Bodycote International PLC                                                                9,957
              4,900 BPB PLC                                                                                  22,020
              2,775 Capital Radio PLC                                                                        26,000
             13,900 Cookson Group PLC                                                                        15,715
             23,602 Cordiant Communications Group PLC                                                        26,683
              3,375 Davis Service Group PLC                                                                  20,271
             10,500 Enodis PLC                                                                               12,390
             10,700 IMI PLC                                                                                  39,542
              2,075 Informa Group PLC                                                                         6,994
             23,634 Kidde PLC                                                                                21,543
              2,900 London Stock Exchange PLC                                                                16,803
              2,950 Morse PLC                                                                                 6,566
              3,887 P&O Princess Cruises PLC                                                                 21,904
              1,250 Pace Micro Technology PLC                                                                 6,024
                640 Provident Financial PLC                                                                   6,132
             12,200 Signet Group PLC                                                                         17,931
              5,230 St. Ives PLC                                                                             30,015
              6,325 Trinity Mirror PLC                                                                       37,429
              7,900 Yule Catto & Co. PLC                                                                     27,743
                                                                                                     --------------
                                                                                                            443,134

United States (0.6%)
-------------------------------------------------------------------------------------------------------------------
                690 Royal Caribbean Cruises, Ltd.                                                            12,461
                                                                                                     --------------
                    Total Common Stocks (cost $2,317,459)                                            $    2,132,003

PREFERRED STOCKS (0.5%) (a) (cost $15,052)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                542 Hugo Boss AG (Germany)                                                           $       12,036

SHORT-TERM INVESTMENTS (3.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$            17,120 Short-term investments held as collateral for
                    loaned securities with yields ranging from
                    1.74% to 2.31% and due dates ranging from
                    February 1, 2002 to March 28, 2002 (d)                                           $       17,100
             54,000 Interest in $750,000,000 joint tri-party repurchase agreement dated January 31, 2002 with S.B.C.
                    Warburg, Inc. due February 1, 2002 with
                    respect to various U.S. Government
                    obligations -- maturity value of $54,003
                    for an effective yield of 1.92%                                                          54,000
                                                                                                     --------------
                    Total Short-Term Investmnts (cost $71,100)                                       $       71,100
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $2,403,611) (b)                                          $    2,215,139
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $2,195,805.

  (b) The aggregate identified cost on a tax basis is $2,414,371, resulting in gross unrealized appreciation and depreciation of $122,361 and $321,593, respectively, or net unrealized depreciation of $199,232.

(NON) Non-income-producing security.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

  (d) See footnote 1 to the financial statements.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
January 31, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $16,146 of securities on loan
(identified cost $2,403,611) (Note 1)                                           $ 2,215,139
-------------------------------------------------------------------------------------------
Cash                                                                                  2,703
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                             1,619
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                       22,187
-------------------------------------------------------------------------------------------
Total assets                                                                      2,241,648

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                     21,819
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            959
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              623
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            14
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              3
-------------------------------------------------------------------------------------------
Payable for offering costs (Note 1)                                                   2,000
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                   17,100
-------------------------------------------------------------------------------------------
Other accrued expenses                                                                3,325
-------------------------------------------------------------------------------------------
Total liabilities                                                                    45,843
-------------------------------------------------------------------------------------------
Net assets                                                                       $2,195,805

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                 $ 3,134,074
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                            (7,796)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                             (741,953)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets
and liabilities in foreign currencies                                              (188,520)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $2,195,805

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,195,805 divided by 373,050 shares)                                                $5.89
-------------------------------------------------------------------------------------------
Offering price per share (100/94.25 of $5.89)*                                        $6.25
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended January 31, 2002
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $7,178)                                           $ 49,535
-------------------------------------------------------------------------------------------
Interest                                                                              2,480
-------------------------------------------------------------------------------------------
Securities lending                                                                       35
-------------------------------------------------------------------------------------------
Total investment income                                                              52,050

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     23,623
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        3,581
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     1,389
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         40
-------------------------------------------------------------------------------------------
Reports to shareholders                                                               4,533
-------------------------------------------------------------------------------------------
Auditing                                                                             13,150
-------------------------------------------------------------------------------------------
Legal                                                                                 3,550
-------------------------------------------------------------------------------------------
Amortization of offering costs (Note 1)                                               1,814
-------------------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                                      (15,063)
-------------------------------------------------------------------------------------------
Total expenses                                                                       36,617
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (259)
-------------------------------------------------------------------------------------------
Net expenses                                                                         36,358
-------------------------------------------------------------------------------------------
Net investment income                                                                15,692
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (719,818)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                            (323)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities
in foreign currencies during the year                                                  (54)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                         (101,487)
-------------------------------------------------------------------------------------------
Net loss on investments                                                            (821,682)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                              $(805,990)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

                                                                                    For the period
                                                                                      Dec 29, 2000
                                                                       Year ended    (commencement
                                                                       January 31   of operations)
                                                                             2002 to Jan. 31, 2001
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                  $   15,692       $    4,619
--------------------------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                                            (720,141)         (20,783)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                             (101,541)         (86,979)
--------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                     (805,990)        (103,143)
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
From net investment income                                                (29,799)              --
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                         131,707            3,030
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                             (704,082)        (100,113)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                       2,899,887        3,000,000
--------------------------------------------------------------------------------------------------
End of period (including distribution in excess of and
undistributed net investment income of $7,796
and $4,619, respectively)                                              $2,195,805       $2,899,887
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
--------------------------------------------------------------
                                                For the period
Per-share                           Year ended  Dec. 29, 2000+
operating performance               January 31   to January 31
--------------------------------------------------------------
                                        2002         2001
--------------------------------------------------------------
Net asset value,
beginning of period                    $8.21        $8.50
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income (a)(b)             .04          .01
--------------------------------------------------------------
Net realized and unrealized
loss on investments                    (2.28)        (.30)
--------------------------------------------------------------
Total from
investment operations                  (2.24)        (.29)
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net investment income              (.08)          --
--------------------------------------------------------------
Net asset value,
end of period                          $5.89        $8.21
--------------------------------------------------------------
Total return at
net asset value (%)(c)                (27.27)       (3.41)*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,196       $2,900
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(d)            1.55          .14*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(a)             .66          .16*
--------------------------------------------------------------
Portfolio turnover (%)                160.99         5.72*
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction of 0.66% and 0.45% based on average net assets per class A shares for the periods ended January 31, 2002 and January 31, 2001, respectively.

(b) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
January 31, 2002

Note 1
Significant accounting policies

Putnam International Core Fund ("the fund") is a series of Putnam Funds Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing mainly in common stocks of companies outside the United States which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam LLC believes are currently undervalued.

The fund offers class A shares, which are sold with a maximum front-end sales charge of 5.75%.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Securities lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At January 31, 2002, the value of securities loaned amounted to $16,146. The fund received cash collateral of $17,100 which is pooled with collateral of other Putnam funds into 55 issuers of high-grade short-term investments.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended January 31, 2002, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At January 31, 2002, the fund had a capital loss carryover of approximately $684,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
      $ 17,000    January 31, 2009
       667,000    January 31, 2010

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals and realized and unrealized gains and losses on passive foreign investment companies. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended January 31, 2002, the fund reclassified $1,692 to decrease distributions in excess of net investment income and $663 to decrease paid-in-capital, with an increase to accumulated net realized losses of $1,029. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

K) Unamortized offering costs The offering costs of $2,000 have been amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion, 0.73% of the next $5 billion, 0.72% of the next $5 billion, 0.71% of the next $5 billion, 0.70% of the next $5 billion, 0.69% of the next $5 billion, 0.68% of the next $8.5 billion and 0.67% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through January 31, 2003, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expense, credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam LLC, and payments under the Trust's distribution plan) would exceed an annual rate of 1.55% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended January 31, 2002, the fund's expenses were reduced by $259 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $100 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management, at an annual rate up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

For the year ended January 31, 2002, Putnam Retail Management, acting as underwriter received no net commissions from the sale of shares. A deferred sales charge of up to 1.0% is assessed on certain redemptions of class A shares. For the year ended January 31, 2002, Putnam Retail Management, acting as underwriter received no monies on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended January 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $4,031,095 and $3,702,874, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At January 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                               Year ended January 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     35,190           $ 236,750
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    5,085              29,799
---------------------------------------------------------------------------
                                                40,275             266,549

Shares
repurchased                                    (20,530)           (134,842)
---------------------------------------------------------------------------
Net increase                                    19,745           $ 131,707
---------------------------------------------------------------------------

                                         For the period December 29, 2000,
                                           (commencement of operations) to
                                                          January 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                        364              $3,030
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                                   364               3,030

Shares
repurchased                                         --                  --
---------------------------------------------------------------------------
Net increase                                       364              $3,030
---------------------------------------------------------------------------

Note 5
Initial capitalization

The trust was established as a Massachusetts business trust on January 22, 1996. During the period January 22, 1996 to December 29, 2000 the fund had no operations other than those related to organizational matters, including the initial capital contribution of $3,000,000 and the issuance of 352,941 shares to Putnam Investments, LLC on December 29, 2000.

At January 31, 2002, Putnam Investments, LLC owned 357,820 shares of the fund (95.9% of shares outstanding), valued at $2,107,560.


FEDERAL TAX INFORMATION
(Unaudited)

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.

For the period, interest and dividends from foreign countries were $56,993 or $0.153 per share. Taxes paid to foreign countries were $7,178 or $0.019 per share.




TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service                Principal Occupation(s)
as a Putnam Fund Trustee 2           During Past 5 Years            Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),          President, Baxter              Director of ASHTA Chemicals, Inc.,
Trustee since 1994                   Associates, Inc.               Banta Corporation (a printing and
                                     (a management                  digital imaging firm), Intermatic
                                     consulting and private         Corporation (manufacturer of energy
                                     investments firm)              control products), Ryerson Tull,
                                                                    Inc. (a steel service corporation),
                                                                    Advocate Health Care, and the
                                                                    National Center for Nonprofit
                                                                    Boards. Chairman Emeritus of the
                                                                    Board of Trustees, Mount Holyoke
                                                                    College.

Charles B. Curtis (4/27/40),         President and Chief            Member of the Council on Foreign
Trustee since 2001                   Operating Officer,             Relations, the Electric Power
                                     Nuclear Threat                 Research Institute Advisory
                                     Initiative (a private          Council, the Board of Directors of
                                     foundation dedicated           the Gas Technology Institute, the
                                     reducing the threat            University to of Chicago Board of
                                     of weapons of mass             Governors for Argonne National
                                     destruction)                   Laboratory, the Board of Directors
                                                                    of the Environment and Natural
                                                                    Resources Program Steering
                                                                    Committee, John F. Kennedy School
                                                                    of Government, Harvard University.
                                                                    Until 2001, Mr. Curtis was a
                                                                    Member of the Department of
                                                                    Defense's Policy Board and
                                                                    Director of EG&G Technical
                                                                    Services, Inc. (fossil energy
                                                                    research and development support)
                                                                    and prior to May 1997, Mr.Curtis
                                                                    was Deputy Secretary of Energy.

John A. Hill (1/31/42),              Vice-Chairman and              Director of Devon Energy
Trustee since 1985 and               Managing Director,             Corporation (formerly known as
Chairman since 2000                  First Reserve                  Snyder Oil Corporation),
                                     Corporation                    TransMontaigne Oil Company,
                                     (a registered investment       Continuum Health Partners of
                                     advisor investing in           New York, Sarah Lawrence College,
                                     companies in the               and various private companies owned
                                     world-wide energy              by First Reserve Corporation.
                                     industry on behalf of          Trustee of TH Lee, Putnam
                                     institutional investors)       Investment Trust (a closed-end
                                                                    investment company).

Ronald J. Jackson                    Private investor               Former Chairman, President, and
(12/17/43),                                                         Chief Executive Officer of Fisher-
Trustee since 1996                                                  Price, Inc. (a toy manufacturer).

Paul L. Joskow (6/30/47),            Elizabeth and James            Director, National Grid Group (a
Trustee since 1997                   Killian Professor of           UK-based holding company with
                                     Economics and                  interests in electric power and
                                     Management and                 telecommunications networks), State
                                     Director of the Center         Farm Indemnity Company (an
                                     for Energy and                 automobile insurance company),
                                     and Environmental Policy       the Whitehead Institute for
                                     Research, Massachusetts        Biomedical Research (a non-profit
                                     Institute of Technology        research institution). President of
                                                                    the Yale University Council. Prior
                                                                    to March 2000 and September 1998,
                                                                    Dr. Joskow was a Director of
                                                                    New England Electric System
                                                                    (a public utility holding company)
                                                                    and a consultant to National
                                                                    Economic Research Associates,
                                                                    respectively.

Elizabeth T. Kennan                  President Emeritus of          Chairman, Cambus-Kenneth
(2/25/38),                           Mount Holyoke College          Bloodstock (a limited liability
Trustee since 1992                                                  company involved in thoroughbred
                                                                    horse breeding and farming),
                                                                    Director, Northeast Utilities, and
                                                                    Talbots (a distributor of women's
                                                                    apparel). Trustee of Centre
                                                                    College, Trustee of Notre Dame
                                                                    University, and Member of
                                                                    the Oversight Committee of Folger
                                                                    Shakespeare Library.  Prior to
                                                                    September 2000, June 2000, and
                                                                    November 1999, Dr. Kennan was a
                                                                    Director of Chastain Real Estate,
                                                                    Bell Atlantic, and Kentucky Home
                                                                    Life Insurance, respectively.

John H. Mullin, III                  Chairman and CEO               Director Alex. Brown Realty, Inc.,
(6/15/41),                           of Ridgeway Farm               The Liberty Corporation (a company
Trustee since 1997                   (a limited liability           engaged in the broadcasting
                                     company engaged in             industry), and Progress Energy,
                                     timber and farming)            Inc. (a utility company, formerly
                                                                    known as Carolina Power & Light).
                                                                    Prior to October 1997, January
                                                                    1998, and May 2001, Mr. Mullin was
                                                                    a Director of Dillon, Read and Co.
                                                                    Inc., The Ryland Group, Inc., and
                                                                    Graphic Packaging International
                                                                    Corp., respectively.

Robert E. Patterson                  Senior Partner of Cabot        Chairman of the Joslin Diabetes
(3/15/45),                           Properties, LLP and            Center, Trustee of SEA Education
Trustee since 1984                   Chairman of Cabot              Association, and Director of
                                     Properties, Inc.               Brandywine Trust Company (a trust
                                                                    company). Prior to February 1998,
                                                                    Mr. Patterson was Executive Vice
                                                                    President and Director of
                                                                    Acquisitions of Cabot Partners
                                                                    Limited Partnership. Prior to
                                                                    December 2001, Mr. Patterson was
                                                                    President and Trustee of Cabot
                                                                    Industrial Trust (publicly traded
                                                                    real estate investment trust).

W. Thomas Stephens                   Corporate Director             Director of Qwest Communications
(9/2/42),                                                           (communications company), Xcel
Trustee since 1997                                                  Energy Incorporated (public
                                                                    utility company), TransCanada
                                                                    Pipelines, and Norske Canada, Inc.
                                                                    (paper manufacturer). Prior
                                                                    to July 2001 and October 1999,
                                                                    Mr. Stephens was Chairman of
                                                                    Mail-Well (printing and envelope
                                                                    company) and MacMillan-Bloedel
                                                                    (forest products company),
                                                                    respectively.

W. Nicholas Thorndike                Director of various            Trustee of Northeastern University
(3/28/33),                           corporations and               and Honorary Trustee of
Trustee since 1992                   charitable                     Massachusetts General Hospital.
                                     organizations,                 Prior to September 2000,
                                     including Courier              April 2000, and December 2001,
                                     Corporation (a book            Mr. Thorndike was a Director of
                                     manufacturer) and              Bradley Real Estate, Inc., a
                                     Providence Journal Co.         Trustee of Eastern Utilities
                                     (a newspaper publisher)        Associates, and a Trustee of Cabot
                                                                    Industrial Trust, respectively.

Lawrence J. Lasser*                  President and Chief            Director of Marsh & McLennan
(11/1/42),                           Executive Officer              Companies, Inc. and the United Way
Trustee since 1992                   of Putnam                      of Massachusetts Bay. Member of the
                                     Investments, LLC,              Board of Governors of the
                                     Management, LLC                Investment Company Institute,
                                     and Putnam Investment          Trustee of the Museum of Fine
                                     Management, LLC                Arts, Boston, a Trustee and Member
                                                                    of the Finance and Executive
                                                                    Committees of Beth Israel Deaconess
                                                                    Medical Center, Boston, and a
                                                                    Member of the CareGroup Board of
                                                                    Managers Investment Committee, the
                                                                    Council on Foreign Relations, and
                                                                    the Commercial Club of Boston.

George Putnam, III*                  President, New                 Director of The Boston Family
(8/10/51),                           Generation Research,           Office, L.L.C. (registered
Trustee since 1984 and               Inc. (a publisher of           investment advisor), Trustee of the
President since 2000                 financial advisory and         SEA Education Association, Trustee
                                     of other research services     St. Mark's School, and Trustee of
                                     relating to bankrupt and       Shore Country Day School.
                                     distressed companies) and
                                     New Generation Advisers, Inc.
                                     (a registered investment
                                     adviser)

A.J.C. Smith (4/13/34),*             Director of Marsh &            Director of Trident Corp.(a limited
Trustee since 1986                   McLennan                       partnership with over 30
                                     Companies, Inc                 institutional investors). Trustee
                                                                    of the Carnegie Hall Society, the
                                                                    Educational Broadcasting
                                                                    Corporation and the National
                                                                    Museums of Scotland. Chairman of
                                                                    the Central Park Conservancy.
                                                                    Member of the Board of Overseers of
                                                                    the Joan and Sanford I. Weill
                                                                    Graduate School of Medical Sciences
                                                                    of Cornell University. Prior to
                                                                    May 2000 and November 1999,
                                                                    Mr. Smith was Chairman and CEO,
                                                                    respectively, of Marsh & McLennan
                                                                    Companies, Inc.
-------------------------------------------------------------------------------------------------------
1The address of each Trustee is One Post Office Square, Boston, MA 02109. As of January 31, 2002,
 there were 123 Putnam Funds.

2Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

*Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser, and
 Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc.,
 the parent company of Putnam Management and Putnam Retail Management. George Putnam, III, is the
 President of your Fund and each of the other Putnam Funds. Lawrence J. Lasser has been the President,
 Chief Executive Officer, and a Director of Putnam Investments, LLC, and Putnam Management since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of Marsh &
 McClennan Companies, Inc., the parent company of Putnam Management.  A.J.C. Smith is a Director of
 Marsh & McClennan Companies, Inc.





OFFICERS

Name, Address,1 Date of Birth,
Position(s) Held with Fund           Length of Service              Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),         Since 2000                     Managing Director, Putnam Investments,
Executive Vice President,                                           LLC and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty (12/1/46),      Since 2000                     Senior Vice President, Putnam
Senior Vice President                                               Investments, LLC and
                                                                    Putnam Management

Michael T. Healy (1/24/58),          Since 2000                     Managing Director, Putnam
Senior Vice President,                                              Investments, LLC
Assistant Treasurer and
Principal Accounting
Officer

Gordon H. Silver (7/3/47),           Since 2000                     Senior Managing Director,
Vice President                                                      Putnam Investments, LLC and
                                                                    Putnam Management

Ian Ferguson (7/3/57),               Since 2000                     Senior Managing Director,
Vice President                                                      Putnam Investments, LLC and Putnam
                                                                    Management

Brett C. Browchuk (2/27/63),         Since 2000                     Managing Director of Putnam Investments,
Vice President                                                      LLC and Putnam Management.

Richard G. Leibovitch                Since 2000                     Managing Director of Putnam Investments,
(10/31/63), Vice President                                          LLC and Putnam Management. Prior to
                                                                    February 1999, Managing Director at J.P.
                                                                    Morgan.

Richard A. Monaghan                  Since 2000                     Managing Director, Putnam Investments,
(8/25/54), Vice President                                           LLC, Putnam Management and Putnam Retail
                                                                    Management

John R. Verani (6/11/39),            Since 2000                     Senior Vice President, Putnam
Vice President                                                      Investments, LLC and Putnam Management

Justin M. Scott (9/16/57),           Since 2000                     Managing Director of Putnam Investments,
Vice President                                                      LLC and Putnam Management.

Joseph P. Joseph (6/4/58),           Since 2000                     Managing Director of Putnam Investments,
Vice President                                                      LLC and Putnam Management.
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 60 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Justin Scott
Vice President

Joseph Joseph
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam International Core Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


79252  2UB  3/02


Putnam
Technology
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

1-31-02

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Given the tumultuous environment that dominated Putnam Technology Fund's fiscal year, especially in the wake of the terrorist attacks, we believe your fund's negative returns are understandable. However, we also realize that this does not make them any less disappointing.

We are not out of the woods yet, but signs are beginning to appear that suggest the economic and market fundamentals are not as dire as many observers believed in the weeks immediately following September 11th. However, exactly when investors will regain their confidence and re-enter the market remains to be seen.

As you will note in this report, we are now simply listing the name of the team responsible for the fund's management rather than individual team members. This change reflects Putnam's belief that mutual funds are more effectively overseen by teams than by individuals.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
March 13, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Technology Team

The 12 months ended January 31, 2002, were far from kind to the downtrodden technology sector in general and Putnam Technology Fund shared the sector's trials. As the downturn in the U.S. economy continued to curtail corporate spending on technology products, companies in most areas of the technology sector saw rising inventories and declining revenues. Against this backdrop, we pursued a two-pronged strategy: we sought to keep the portfolio in a relatively defensive position to limit losses, while at the same time, during the first half of the year, we initiated investments in companies we considered poised to benefit from an economic downturn.

In this environment, it is no surprise that your fund has continued to lose value. However, we believe that our defensive positioning was effective in preventing greater losses. Because we were also, in part, opportunistic buyers, the fund's results lagged those of its principal benchmark, the Goldman Sachs Technology Indexes, which was positioned more conservatively throughout the year. However, the fund was slightly ahead of the average technology fund tracked by Lipper, Inc. for the period (see page 6 for details). We recognize that these results are a disappointment to shareholders, but believe that the worst of the sector's declines are behind it now and that we have positioned the fund to benefit from the more favorable conditions we expect later in the year.

Total return for 12 months ended 1/31/02

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
  -42.00% -45.29%  -42.52% -45.39%  -42.52% -43.09%  -42.29% -44.33%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Electronics                       28.4%

Computers                         24.3%

Software                          19.0%

Communications
equipment                         13.8%

Technology
services                           6.1%

Footnote reads:
*Based on net assets as of 1/31/02. Holdings will vary over time.


* FUND TAKES DEFENSIVE TACK IN TOUGH ENVIRONMENT

In general, any slowdown in economic growth proves difficult for the economically sensitive technology sector. In 2001, corporate spending cuts for technology products exacerbated problems for tech companies, many of which had profited from the boom in technology spending in the late '90s and in early 2000. Historically, growth in corporate information technology (IT) budgets has averaged somewhere between 8% and 10%. In 1999 and 2000 -- spurred by spending for the build-out of the Internet and the anticipation of potential Y2K computer bug problems -- corporate IT spending reached 10% to 12%. With the economy sliding in 2001, companies tried to buttress their profits by limiting or cutting technology infrastructure spending, opting to consolidate and maintain their existing systems instead. As a result, corporate spending for IT in 2001 was flat to down, causing earnings shortfalls across the technology sector.

Fund Profile

Putnam Technology Fund is designed for investors seeking capital appreciation through investments in common stocks of companies whose products or services are related to technology. The fund may invest in companies of all sizes and at different stages of growth across a range of technology industries. It is well suited to investors seeking long-term capital appreciation and willing to accept above-average risk in order to pursue above-average reward potential.


In response to this challenging environment, we emphasized a defensive approach. To that end, we focused on larger- capitalization companies, market leaders that were selling at attractive valuations. This strategy paid off, as several of these companies proved to be among the top relative performers for your fund. They included Microsoft which offered particularly strong earnings stability; Dell Computer, which gained market share and started from a relatively low valuation earlier in the year; and chip maker Intel, a leader in the semiconductor industry. Semiconductor companies typically fare well in the early stages of an economic recovery, and many investors expect a rebound in 2002.

One of the fund's top performers during the period was game industry software manufacturer Electronic Arts, which benefited from the introduction of several new game platforms in 2001. We have since sold that position in order to take profits.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Intel Corp.
Electronics

Cisco Systems, Inc.
Communications equipment

Microsoft Corp.
Software

IBM Corp.
Computers

Dell Computer Corp.
Computers

Oracle Corp.
Software

Texas Instruments, Inc.
Electronics

Compaq Computer Corp.
Computers

Hewlett-Packard Co.
Computers

EMC Corp.
Computers

Footnote reads:
These holdings represent 50.7% of the fund's net assets as of 1/31/02. Portfolio holdings will vary over time.


In the middle of calendar 2001, we began to emphasize those sectors that we expected to benefit from an upward turn in economic growth, including semiconductor firms. Among the current investments in this area are Intel, Texas Instruments, Linear Technology, Maxim, Marvell, Xilinx, and Altera. Another early cycle segment of the tech market that we favored was storage component manufacturers. These companies -- including Emulex, Qlogic, Brocade, and McData -- supply the internal components for storage systems. Both the semiconductor and storage manufacturer segments have seen inventories of their products drawn down, another factor that should improve their prospects as the economy turns and demand for their products resumes its healthy pace. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all portfolio holdings are subject to review and adjustment in accordance with the fund's strategy and may vary in the future.

* SEPTEMBER 11 DELAYED RECOVERY

Earlier in the fund's fiscal year, we had felt that the U.S. economy would show signs of recovering from recession at some point during the first half of 2002. However, the tragic events of September 11 delayed any potential recovery, and exacerbated the difficulties encountered by technology stocks. We did not dramatically alter the structure of the portfolio in response to September 11, choosing instead to sustain our cyclical focus. This decision hurt performance in the short term, but seemed to be the proper approach, given our expectation of an eventual economic rebound, and enabled the fund to benefit from renewed strength in some holdings toward the end of calendar 2001.

While the fund held an underweighted position in the hard-hit telecommunications equipment industry, our holdings there proved to be among the disappointments during the fiscal year. Qualcomm, Ericsson, and Cisco Systems all began the year at relatively high valuation levels and suffered from a general downturn in communications stocks. Oracle, a software manufacturer, also declined from a relatively high valuation within an environment where investors were more attuned to valuations. During this difficult year, the fund incurred significant realized and unrealized losses due to the general downturn in the technology sector. This can be seen in the fund's Statement of Operations.

* REASONS FOR HOPE LOOKING FORWARD

Looking ahead to the rest of 2002, we are cautiously optimistic. We anticipate an economic recovery in the second half of 2002, but nothing too dramatic in nature. The stock market could improve, driven not only by a better economic picture but also by company actions that are beginning to bear fruit. These steps include cutting inventories, restructuring, streamlining operations, and focusing on important end markets. Improvements in revenues should result in significantly stronger profits and earnings, which should drive stock prices. In addition, over the course of 2001, many companies have reduced their earnings expectations, an approach that should make it easier for them to meet their targets and help support their stock performance going forward. Longer term, we continue to believe that the technology sector offers significantly more growth opportunities than the market as a whole.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 1/31/02, there is no guarantee the fund will continue to hold these securities in the future. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations. The fund concentrates its investments in one region or in one sector and involves more risk than a fund that invests more broadly.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 1/31/02

                     Class A         Class B         Class C         Class M
(inception dates)   (6/14/00)       (6/14/00)       (6/14/00)       (6/14/00)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year          -42.00% -45.29% -42.52% -45.39% -42.52% -43.09% -42.29% -44.33%
------------------------------------------------------------------------------
Life of fund    -56.94  -59.42  -57.53  -59.23  -57.53  -57.53  -57.29  -58.80
Annual average  -40.37  -42.50  -40.87  -42.33  -40.87  -40.87  -40.67  -41.96
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 1/31/02

                   Goldman Sachs    Standard & Poor's
                     Technology   500 [REGISTRATION MARK]      Consumer
                      Indexes            Index               price index
------------------------------------------------------------------------------
1 year                -38.71%           -16.15%                 1.08%
------------------------------------------------------------------------------
Life of fund          -57.90            -21.51                  3.56%
Annual average        -41.10            -13.77                  2.11%
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for classes A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

PRICE AND DISTRIBUTION* INFORMATION 12 MONTHS ENDED 1/31/02

                     Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Share value:       NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
1/31/01          $6.31   $6.69      $6.28         $6.28     $6.29   $6.52
------------------------------------------------------------------------------
1/31/02           3.66    3.88       3.61          3.61      3.63    3.76
------------------------------------------------------------------------------

*The fund did not make any distributions during the period.

LIPPER INFORMATION:

The average cumulative return for the 379 funds in the Lipper Science and Technology Funds category over the 12 months ended 1/31/02 was -44.24%. Over the life of the fund, the annualized return for the category was -42.98%. Lipper Inc. ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 6/14/00

             Fund's class A       Goldman Sachs          Consumer price
Date          shares at POP     Technology Indexes           index

6/14/00           9,425              10,000                 10,000
6/30/00          10,177              10,030                 10,000
9/30/00          10,055               9,056                 10,070
12/31/00          6,619               5,901                 10,122
3/31/01           4,512               4,275                 10,226
6/30/01           4,778               4,902                 10,319
9/30/01           3,038               3,159                 10,336
12/31/01          3,980               4,215                 10,284
1/31/02          $4,058              $4,210                $10,356

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $4,247 ($4,077 with the contingent deferred sales charge); a $10,000 investment in the fund's class C shares would have been valued at $4,247 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $4,271 ($4,120 at public offering price). See first page of performance section for performance calculation method.


TOTAL RETURN FOR PERIODS ENDED 12/31/01 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (6/14/00)       (6/14/00)       (6/14/00)       (6/14/00)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year          -39.87% -43.29% -40.40% -43.38% -40.24% -40.83% -40.17% -42.30%
------------------------------------------------------------------------------
Life of fund    -57.77  -60.20  -58.35  -60.02  -58.24  -58.24  -58.12  -59.59
Annual average  -42.65  -44.81  -43.17  -44.65  -43.07  -43.07  -42.96  -44.27
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

The Goldman Sachs Technology Indexes* are an unmanaged series of capitalization-weighted benchmarks that measure performance of key components of the technology sector.

Standard & Poor's 500 Index [REGISTRATION MARK] is an index of common stocks frequently used as a general measure of stock market performance.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.

*Indexes assume reinvestment of all distributions and do not account for fees.Securities and performance of the fund and index will differ.You cannot invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results,per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Putnam Funds Trust and
Shareholders of Putnam Technology Fund
(a series of Putnam Funds Trust)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Technology Fund (the "fund") at January 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at January 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
March 8, 2002




THE FUND'S PORTFOLIO
January 31, 2002

COMMON STOCKS (92.4%) (a)
NUMBER OF SHARES                                                                                              VALUE
Communications Equipment (13.2%)
-------------------------------------------------------------------------------------------------------------------
             51,000 CIENA Corp. (NON)                                                                 $     647,700
            805,095 Cisco Systems, Inc. (NON)                                                            15,940,881
             15,300 Comverse Technology, Inc. (NON)                                                         326,961
            179,200 Lucent Technologies, Inc.                                                             1,171,968
             45,500 Nokia OYJ ADR (Finland)                                                               1,066,975
             63,700 QUALCOMM, Inc. (NON)                                                                  2,805,985
             16,600 Scientific-Atlanta, Inc.                                                                439,568
            163,200 Sonus Networks, Inc. (NON)                                                              664,224
            214,400 Telefonaktiebolaget LM Ericsson
                    AB ADR (Sweden)                                                                         930,496
                                                                                                      -------------
                                                                                                         23,994,758

Computers (24.3%)
-------------------------------------------------------------------------------------------------------------------
             22,100 Brocade Communications Systems, Inc. (NON)                                              804,440
            418,270 Compaq Computer Corp.                                                                 5,165,635
            246,900 Dell Computer Corp. (NON)                                                             6,787,281
            258,200 EMC Corp. (NON)                                                                       4,234,480
             31,000 Emulex Corp. (NON)                                                                    1,426,310
            217,600 Hewlett-Packard Co.                                                                   4,811,136
            101,150 IBM Corp.                                                                            10,913,074
             38,800 Lexmark International, Inc. (NON)                                                     2,155,340
             68,800 McDATA Corp. Class A (NON)                                                            1,706,240
             25,200 NCR Corp. (NON)                                                                       1,072,008
             29,100 QLogic Corp. (NON)                                                                    1,423,863
             21,400 Research In Motion, Ltd. (Canada) (NON)                                                 548,054
            233,100 Sun Microsystems, Inc. (NON)                                                          2,508,156
             28,850 Symbol Technologies, Inc.                                                               447,175
                                                                                                      -------------
                                                                                                         44,003,192

Electronics (27.6%)
-------------------------------------------------------------------------------------------------------------------
             27,700 Alpha Industries, Inc. (NON)                                                            583,362
             39,500 Altera Corp. (NON)                                                                      992,240
             24,800 Analog Devices, Inc. (NON)                                                            1,086,240
             40,300 Broadcom Corp. Class A (NON)                                                          1,711,541
             14,300 Celestica, Inc. (Canada) (NON)                                                          603,460
             67,500 Flextronics International, Ltd. (Singapore) (NON)                                     1,498,500
             45,100 Integrated Device Technology, Inc. (NON)                                              1,377,805
            513,000 Intel Corp.                                                                          17,975,520
             19,400 International Rectifier Corp. (NON)                                                     807,816
             32,700 Jabil Circuit, Inc. (NON)                                                               758,640
             63,600 Linear Technology Corp.                                                               2,631,132
             57,300 LSI Logic Corp. (NON)                                                                   950,034
             32,400 Marvell Technology Group, Ltd. (Bermuda) (NON)                                        1,300,536
             63,000 Maxim Integrated Products, Inc. (NON)                                                 3,495,870
             22,500 Micrel, Inc. (NON)                                                                      531,000
            236,500 Motorola, Inc.                                                                        3,147,815
             54,300 PMC - Sierra, Inc. (NON)                                                              1,296,141
             78,832 Sanmina Corp. (NON)                                                                   1,157,254
             24,200 Semtech Corp. (NON)                                                                     837,562
             38,900 Solectron Corp. (NON)                                                                   455,908
            185,700 Texas Instruments, Inc.                                                               5,795,697
             24,600 Xilinx, Inc. (NON)                                                                    1,066,410
                                                                                                      -------------
                                                                                                         50,060,483

Semiconductor (3.5%)
-------------------------------------------------------------------------------------------------------------------
             79,200 Applied Materials, Inc. (NON)                                                         3,457,080
             19,500 KLA-Tencor Corp. (NON)                                                                1,116,960
             41,800 LAM Research Corp. (NON)                                                                972,268
             19,400 Novellus Systems, Inc. (NON)                                                            828,574
                                                                                                      -------------
                                                                                                          6,374,882

Software (18.3%)
-------------------------------------------------------------------------------------------------------------------
             16,700 Activision, Inc. (NON)                                                                  438,876
             17,100 Adobe Systems, Inc.                                                                     576,270
             82,900 BMC Software, Inc. (NON)                                                              1,464,843
              8,600 Check Point Software Technologies, Ltd.
                    (Israel) (NON)                                                                          313,900
             72,500 Computer Associates International, Inc.                                               2,498,350
             89,100 i2 Technologies, Inc. (NON)                                                             662,013
             56,600 Matrixone, Inc. (NON)                                                                   833,718
              4,400 Mercury Interactive Corp. (NON)                                                         167,640
            226,300 Microsoft Corp. (NON)                                                                14,417,573
            348,900 Oracle Corp. (NON)                                                                    6,022,014
              6,500 PeopleSoft, Inc. (NON)                                                                  211,185
             65,800 Siebel Systems, Inc. (NON)                                                            2,328,662
             66,100 VERITAS Software Corp. (NON)                                                          2,812,555
             23,000 webMethods, Inc. (NON)                                                                  542,800
                                                                                                      -------------
                                                                                                         33,290,399

Technology Services (5.5%)
-------------------------------------------------------------------------------------------------------------------
             13,700 Accenture, Ltd. Class A (Bermuda) (NON)                                                 353,186
             57,600 Automatic Data Processing, Inc.                                                       3,110,400
             17,900 BISYS Group, Inc. (The) (NON)                                                         1,102,103
             15,500 Computer Sciences Corp. (NON)                                                           689,750
             31,400 Convergys Corp. (NON)                                                                   995,066
             35,900 Electronic Data Systems Corp.                                                         2,247,699
             88,242 KPMG Consulting, Inc. (NON)                                                           1,464,817
                                                                                                      -------------
                                                                                                          9,963,021
                                                                                                      -------------
                    Total Common Stocks (cost $161,295,509)                                           $ 167,686,735

CONVERTIBLE PREFERRED STOCKS (2.6%) (a) (NON)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            125,000 Bowstreet, Inc. Ser. D, 7.00% cum. cv. pfd.
                    (acquired 10/25/00, cost $1,500,000) (RES)                                        $     312,500
            185,528 Centerpoint Broadband Technologies, Inc.
                    Ser. D, $0.86 cv. pfd. (acquired 10/19/00,
                    cost $1,999,992) (RES)                                                                  478,662
            319,387 Commvault zero % cv. pfd. (acquired 1/30/02,
                    cost $1,000,001) (RES)                                                                1,000,001
             97,860 Convergent Networks, Inc. Ser. D, zero % cv. pfd.
                    (acquired 9/19/00, cost $1,600,011) (RES)                                               440,370
             70,818 Epicentric, Inc. Ser. D, $0.381 cv. pfd. (acquired
                    3/7/01, cost $337,094) (RES)                                                            311,599
            170,455 Hyperchip, Inc. Ser. C, 8.00% cv. pfd. (acquired
                    9/5/00, cost $150,000) (RES)                                                             42,614
             50,000 Lightwave Microsystems Corp. Ser. G, $0.80
                    cv. pfd. (acquired 10/19/00, cost $500,000) (RES)                                       150,000
            227,459 MarketSoft Software Corp. Ser. D, zero % cv.
                    pfd. (acquired 12/7/00, cost $1,110,000) (RES)                                          625,512
            294,117 NuTool, Inc. Ser. C, $0.27 cv. pfd. (acquired
                    11/15/00, cost $999,998) (RES)                                                        1,149,997
            122,060 Totality Corp. Ser. D, $0.346 cum. cv. pfd.
                    (acquired 7/27/00, cost $528,166) (RES)                                                 134,266
             30,246 Vivace Networks, Inc. Ser. C, $0.583 cv. pfd.
                    (acquired 9/7/00, cost $293,991) (RES)                                                   88,318
                                                                                                      -------------
                    Total Convertible Preferred Stocks
                    (cost $10,019,253)                                                                $   4,733,839

UNITS (0.7%) (a) (cost $913,442)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
            515,000 Taiwan Semiconductor Manufacturing Company,
                    Ltd. 144A Structured Warrants, expiration
                    7/26/02 (issued by Merrill Lynch International &
                    Co., C.V.) (Taiwan)                                                               $   1,290,450

SHORT-TERM INVESTMENTS (6.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        4,650,842 Short-term investments held as collateral for
                    loaned securities with yields ranging from
                    1.74% to 2.31% and due dates ranging from
                    February 1, 2002 to March 28, 2002 (d)                                            $   4,645,538
          6,748,000 Interest in $750,000,000 joint tri-party repurchase agreement dated January 31, 2002 with S.B.C.
                    Warburg, Inc. due February 1, 2002 with respect
                    to various U.S. Government obligations --
                    maturity value of $6,748,360 for an effective
                    yield of 1.92%                                                                        6,748,000
                                                                                                      -------------
                    Total Short-Term Investments (cost $11,393,538)                                   $  11,393,538
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $183,621,742) (b)                                         $ 185,104,562
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $181,441,211.

  (b) The aggregate identified cost on a tax basis is $204,841,845, resulting in gross unrealized appreciation and depreciation of $16,604,580 and $36,341,863, respectively, or net unrealized depreciation of $19,737,283.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at January 31, 2002 was $4,733,839 or 2.6% of net assets.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

  (d) See footnote 1 to the financial statements

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
January 31, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $4,459,507
of securities on loan (identified cost $183,621,742) (Note 1)                  $185,104,562
-------------------------------------------------------------------------------------------
Cash                                                                                      7
-------------------------------------------------------------------------------------------
Dividends and interest receivable                                                     7,707
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              590,138
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    7,654,910
-------------------------------------------------------------------------------------------
Total assets                                                                    193,357,324

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  6,515,744
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          357,588
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        156,002
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          104,389
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                          534
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            803
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               88,959
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                4,645,538
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               46,556
-------------------------------------------------------------------------------------------
Total liabilities                                                                11,916,113
-------------------------------------------------------------------------------------------
Net assets                                                                     $181,441,211

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1, 4 and 5)                                             $362,942,434
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                          (182,984,043)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        1,482,820
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $181,441,211

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($97,486,138 divided by 26,659,504 shares)                                            $3.66
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $3.66)*                                $3.88
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($64,608,197 divided by 17,901,770 shares) **                                         $3.61
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($11,868,860 divided by 3,285,076 shares) **                                          $3.61
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($3,270,668 divided by 901,665 shares)                                                $3.63
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $3.63)*                                $3.76
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($4,207,348 divided by 1,149,000 shares)                                              $3.66
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended January 31, 2002
Investment income:
-------------------------------------------------------------------------------------------
Dividends                                                                      $    287,418
-------------------------------------------------------------------------------------------
Interest                                                                            192,190
-------------------------------------------------------------------------------------------
Securities lending                                                                   11,385
-------------------------------------------------------------------------------------------
Total investment income                                                             490,993

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,729,704
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      484,558
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                    9,657
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     10,123
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               230,313
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               640,395
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               115,456
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                25,978
-------------------------------------------------------------------------------------------
Other                                                                               439,280
-------------------------------------------------------------------------------------------
Total expenses                                                                    3,685,464
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (8,099)
-------------------------------------------------------------------------------------------
Net expenses                                                                      3,677,365
-------------------------------------------------------------------------------------------
Net investment loss                                                              (3,186,372)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                (98,901,722)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                       (4,100,852)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (103,002,574)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(106,188,946)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                                       For the period
                                                                             Year       June 14, 2000
                                                                            ended       (commencement
                                                                      January 31,   of operations) to
                                                                             2002    January 31, 2001
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-----------------------------------------------------------------------------------------------------
Operations:
-----------------------------------------------------------------------------------------------------
Net investment loss                                                $   (3,186,372)     $   (1,753,900)
-----------------------------------------------------------------------------------------------------
Net realized loss on investments                                      (98,901,722)        (84,082,321)
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              (4,100,852)          5,583,672
-----------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                 (106,188,946)        (80,252,549)
-----------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                      48,848,077         316,034,629
-----------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               (57,340,869)        235,782,080

Net assets
-----------------------------------------------------------------------------------------------------
Beginning of period (Note 5)                                          238,782,080           3,000,000
-----------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $-- and $--, respectively)                                 $181,441,211        $238,782,080
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
--------------------------------------------------------------
                                      Year      For the period
Per-share                             ended     June 14, 2000+
operating performance                January 31  to January 31
--------------------------------------------------------------
                                        2002         2001
--------------------------------------------------------------
Net asset value,
beginning of period                    $6.31        $8.50
--------------------------------------------------------------
Investment operations:
--------------------------------------------------------------
Net investment loss (a)                 (.06)        (.07)
--------------------------------------------------------------
Net realized and unrealized
loss on investments                    (2.59)       (2.12)
--------------------------------------------------------------
Total from
investment operations                  (2.65)       (2.19)
--------------------------------------------------------------
Net asset value,
end of period                          $3.66        $6.31
--------------------------------------------------------------
Total return at
net asset value (%)(b)                (42.00)      (25.76)*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                       $97,486     $125,570
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.79         1.16*
--------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.50)        (.98)*
--------------------------------------------------------------
Portfolio turnover (%)                193.95       185.25*
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
--------------------------------------------------------------
                                       Year     For the period
Per-share                             ended     June 14, 2000+
operating performance                January 31  to January 31
--------------------------------------------------------------
                                        2002         2001
--------------------------------------------------------------
Net asset value,
beginning of period                    $6.28        $8.50
--------------------------------------------------------------
Investment operations:
--------------------------------------------------------------
Net investment loss (a)                 (.09)        (.10)
--------------------------------------------------------------
Net realized and unrealized
loss on investments                    (2.58)       (2.12)
--------------------------------------------------------------
Total from
investment operations                  (2.67)       (2.22)
--------------------------------------------------------------
Net asset value,
end of period                          $3.61        $6.28
--------------------------------------------------------------
Total return at
net asset value (%)(b)                (42.52)      (26.12)*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                       $64,608      $91,914
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.54         1.63*
--------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (2.25)       (1.45)*
--------------------------------------------------------------
Portfolio turnover (%)                193.95       185.25*
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
--------------------------------------------------------------
                                       Year     For the period
Per-share                              ended    June 14, 2000+
operating performance               January 31  to January 31
--------------------------------------------------------------
                                        2002         2001
--------------------------------------------------------------
Net asset value,
beginning of period                    $6.28        $8.50
--------------------------------------------------------------
Investment operations:
--------------------------------------------------------------
Net investment loss (a)                 (.09)        (.10)
--------------------------------------------------------------
Net realized and unrealized
loss on investments                    (2.58)       (2.12)
--------------------------------------------------------------
Total from
investment operations                  (2.67)       (2.22)
--------------------------------------------------------------
Net asset value,
end of period                          $3.61        $6.28
--------------------------------------------------------------
Total return at
net asset value (%)(b)                (42.52)      (26.12)*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                       $11,869      $16,395
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.54         1.63*
--------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (2.25)       (1.45)*
--------------------------------------------------------------
Portfolio turnover (%)                193.95       185.25*
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
--------------------------------------------------------------
                                       Year     For the period
Per-share                              ended    June 14, 2000+
operating performance                January 31  to January 31
--------------------------------------------------------------
                                        2002         2001
--------------------------------------------------------------
Net asset value,
beginning of period                    $6.29        $8.50
--------------------------------------------------------------
Investment operations:
--------------------------------------------------------------
Net investment loss (a)                 (.08)        (.09)
--------------------------------------------------------------
Net realized and unrealized
loss on investments                    (2.58)       (2.12)
--------------------------------------------------------------
Total from
investment operations                  (2.66)       (2.21)
--------------------------------------------------------------
Net asset value,
end of period                          $3.63        $6.29
--------------------------------------------------------------
Total return at
net asset value (%)(b)                (42.29)      (26.00)*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                        $3,271       $4,903
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.29         1.48*
--------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (2.00)       (1.28)*
--------------------------------------------------------------
Portfolio turnover (%)                193.95       185.25*
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
-------------------------------------------------
                                   For the period
Per-share                           July 2, 2001+
operating performance              to January 31
-------------------------------------------------
                                        2002
-------------------------------------------------
Net asset value,
beginning of period                    $4.31
-------------------------------------------------
Investment operations:
-------------------------------------------------
Net investment loss (a)                 (.03)
-------------------------------------------------
Net realized and unrealized
loss on investments                     (.62)
-------------------------------------------------
Total from
investment operations                   (.65)
-------------------------------------------------
Net asset value,
end of period                          $3.66
-------------------------------------------------
Total return at
net asset value (%)(b)                (15.08)*
-------------------------------------------------

Ratios and supplemental data
-------------------------------------------------
Net assets, end of period
(in thousands)                        $4,207
-------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .90*
-------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.75)*
-------------------------------------------------
Portfolio turnover (%)                193.95
-------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
January 31, 2002

NOTE 1
Significant accounting policies

Putnam Technology Fund (the "fund") is one of a series of Putnam Funds Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund's investment objective is to seek capital appreciation. The fund intends to achieve this objective by investing mainly in common stocks of U.S. companies in the technology industries that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes offer the opportunity for growth.

The fund offers class A, class B, class C, class M and class Y shares. The fund began offering class Y shares on July 2, 2001. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At January 31, 2002, the value of securities loaned amounted to $4,459,507. The fund received cash collateral of $4,645,538 which is pooled with collateral of other Putnam funds into 55 issuers of high-grade short-term investments.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended January 31, 2002, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At January 31, 2002, the fund had a capital loss carryover of approximately $156,426,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
  $ 16,760,000    January 31, 2009
   139,666,000    January 31, 2010

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions and post-October loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended January 31, 2002, the fund reclassified $3,186,372 to decrease accumulated net investment loss and $3,186,372 to decrease paid-in-capital. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended January 31, 2002, the fund's expenses were reduced by $8,099 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $764 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc. for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended January 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $165,666 and $4,625 from the sale of class A and class M shares, respectively, and received $170,685 and $11,645 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended January 31, 2002, Putnam Retail Management, acting as underwriter received $8,523 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended January 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $371,199,724 and $328,940,058, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At January 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                               Year ended January 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 19,839,289        $ 78,899,149
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                            19,839,289          78,899,149

Shares
repurchased                                (13,078,061)        (51,799,419)
---------------------------------------------------------------------------
Net increase                                 6,761,228        $ 27,099,730
---------------------------------------------------------------------------

                                              For the period June 14, 2000
                                           (commencement of operations) to
                                                          January 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 23,329,687        $191,383,572
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                            23,329,687         191,383,572

Shares
repurchased                                 (3,519,646)        (25,012,232)
---------------------------------------------------------------------------
Net increase                                19,810,041        $166,371,340
---------------------------------------------------------------------------

                                               Year ended January 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 10,083,715        $ 39,423,196
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                            10,083,715          39,423,196

Shares
repurchased                                 (6,820,654)        (25,762,432)
---------------------------------------------------------------------------
Net increase                                 3,263,061        $ 13,660,764
---------------------------------------------------------------------------

                                              For the period June 14, 2000
                                           (commencement of operations) to
                                                          January 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 16,319,106        $135,440,310
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                            16,319,106         135,440,310

Shares
repurchased                                 (1,768,632)        (12,489,824)
---------------------------------------------------------------------------
Net increase                                14,550,474        $122,950,486
---------------------------------------------------------------------------

                                               Year ended January 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,007,671         $ 7,608,495
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             2,007,671           7,608,495

Shares
repurchased                                 (1,332,305)         (4,946,374)
---------------------------------------------------------------------------
Net increase                                   675,366         $ 2,662,121
---------------------------------------------------------------------------

                                              For the period June 14, 2000
                                              (commencement of operations)
                                                       to January 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,880,377         $23,382,365
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             2,880,377          23,382,365

Shares
repurchased                                   (358,902)         (2,563,305)
---------------------------------------------------------------------------
Net increase                                 2,521,475         $20,819,060
---------------------------------------------------------------------------

                                               Year ended January 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    557,065         $ 2,173,901
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                               557,065           2,173,901

Shares
repurchased                                   (434,751)         (1,643,931)
---------------------------------------------------------------------------
Net increase                                   122,314         $   529,970
---------------------------------------------------------------------------

                                              For the period June 14, 2000
                                              (commencement of operations)
                                                       to January 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    889,325         $ 7,389,221
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                               889,325           7,389,221

Shares
repurchased                                   (198,209)         (1,495,478)
---------------------------------------------------------------------------
Net increase                                   691,116         $ 5,893,743
---------------------------------------------------------------------------

                                               For the period July 2, 2001
                                           (commencement of operations) to
                                                          January 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,647,426         $ 6,624,879
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             1,647,426           6,624,879

Shares
repurchased                                   (498,426)         (1,729,387)
---------------------------------------------------------------------------
Net increase                                 1,149,000         $ 4,895,492
---------------------------------------------------------------------------

Note 5
Initial capitalization and
offering of shares

The trust was established as a Massachusetts business trust on January 22, 1996. During the period January 22, 1996 to June 14, 2000, the fund had no operations other than those related to organizational matters, including the initial capital contribution of $750,000 each for class A, class B, class C and class M shares, respectively, and the issuance of 88,235 shares for each class to Putnam Investments, LLC on June 13, 2000.


FEDERAL TAX INFORMATION
(Unaudited)

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service                Principal Occupation(s)
as a Putnam Fund Trustee 2           During Past 5 Years            Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),          President, Baxter              Director of ASHTA Chemicals, Inc.,
Trustee since 1994                   Associates, Inc.               Banta Corporation (a printing and
                                     (a management                  digital imaging firm), Intermatic
                                     consulting and private         Corporation (manufacturer of energy
                                     investments firm)              control products), Ryerson Tull,
                                                                    Inc. (a steel service corporation),
                                                                    Advocate Health Care, and the
                                                                    National Center for Nonprofit
                                                                    Boards. Chairman Emeritus of the
                                                                    Board of Trustees, Mount Holyoke
                                                                    College.

Charles B. Curtis (4/27/40),         President and Chief            Member of the Council on Foreign
Trustee since 2001                   Operating Officer,             Relations, the Electric Power
                                     Nuclear Threat                 Research Institute Advisory
                                     Initiative (a private          Council, the Board of Directors of
                                     foundation dedicated           the Gas Technology Institute, the
                                     reducing the threat            University to of Chicago Board of
                                     of weapons of mass             Governors for Argonne National
                                     destruction)                   Laboratory, the Board of Directors
                                                                    of the Environment and Natural
                                                                    Resources Program Steering
                                                                    Committee, John F. Kennedy School
                                                                    of Government, Harvard University.
                                                                    Until 2001, Mr. Curtis was a
                                                                    Member of the Department of
                                                                    Defense's Policy Board and
                                                                    Director of EG&G Technical
                                                                    Services, Inc. (fossil energy
                                                                    research and development support)
                                                                    and prior to May 1997, Mr.Curtis
                                                                    was Deputy Secretary of Energy.

John A. Hill (1/31/42),              Vice-Chairman and              Director of Devon Energy
Trustee since 1985 and               Managing Director,             Corporation (formerly known as
Chairman since 2000                  First Reserve                  Snyder Oil Corporation),
                                     Corporation                    TransMontaigne Oil Company,
                                     (a registered investment       Continuum Health Partners of
                                     advisor investing in           New York, Sarah Lawrence College,
                                     companies in the               and various private companies owned
                                     world-wide energy              by First Reserve Corporation.
                                     industry on behalf of          Trustee of TH Lee, Putnam
                                     institutional investors)       Investment Trust (a closed-end
                                                                    investment company).

Ronald J. Jackson                    Private investor               Former Chairman, President, and
(12/17/43),                                                         Chief Executive Officer of Fisher-
Trustee since 1996                                                  Price, Inc. (a toy manufacturer).

Paul L. Joskow (6/30/47),            Elizabeth and James            Director, National Grid Group (a
Trustee since 1997                   Killian Professor of           UK-based holding company with
                                     Economics and                  interests in electric power and
                                     Management and                 telecommunications networks), State
                                     Director of the Center         Farm Indemnity Company (an
                                     for Energy and                 automobile insurance company),
                                     and Environmental Policy       the Whitehead Institute for
                                     Research, Massachusetts        Biomedical Research (a non-profit
                                     Institute of Technology        research institution). President of
                                                                    the Yale University Council. Prior
                                                                    to March 2000 and September 1998,
                                                                    Dr. Joskow was a Director of
                                                                    New England Electric System
                                                                    (a public utility holding company)
                                                                    and a consultant to National
                                                                    Economic Research Associates,
                                                                    respectively.

Elizabeth T. Kennan                  President Emeritus of          Chairman, Cambus-Kenneth
(2/25/38),                           Mount Holyoke College          Bloodstock (a limited liability
Trustee since 1992                                                  company involved in thoroughbred
                                                                    horse breeding and farming),
                                                                    Director, Northeast Utilities, and
                                                                    Talbots (a distributor of women's
                                                                    apparel). Trustee of Centre
                                                                    College, Trustee of Notre Dame
                                                                    University, and Member of
                                                                    the Oversight Committee of Folger
                                                                    Shakespeare Library.  Prior to
                                                                    September 2000, June 2000, and
                                                                    November 1999, Dr. Kennan was a
                                                                    Director of Chastain Real Estate,
                                                                    Bell Atlantic, and Kentucky Home
                                                                    Life Insurance, respectively.

John H. Mullin, III                  Chairman and CEO               Director Alex. Brown Realty, Inc.,
(6/15/41),                           of Ridgeway Farm               The Liberty Corporation (a company
Trustee since 1997                   (a limited liability           engaged in the broadcasting
                                     company engaged in             industry), and Progress Energy,
                                     timber and farming)            Inc. (a utility company, formerly
                                                                    known as Carolina Power & Light).
                                                                    Prior to October 1997, January
                                                                    1998, and May 2001, Mr. Mullin was
                                                                    a Director of Dillon, Read and Co.
                                                                    Inc., The Ryland Group, Inc., and
                                                                    Graphic Packaging International
                                                                    Corp., respectively.

Robert E. Patterson                  Senior Partner of Cabot        Chairman of the Joslin Diabetes
(3/15/45),                           Properties, LLP and            Center, Trustee of SEA Education
Trustee since 1984                   Chairman of Cabot              Association, and Director of
                                     Properties, Inc.               Brandywine Trust Company (a trust
                                                                    company). Prior to February 1998,
                                                                    Mr. Patterson was Executive Vice
                                                                    President and Director of
                                                                    Acquisitions of Cabot Partners
                                                                    Limited Partnership. Prior to
                                                                    December 2001, Mr. Patterson was
                                                                    President and Trustee of Cabot
                                                                    Industrial Trust (publicly traded
                                                                    real estate investment trust).

W. Thomas Stephens                   Corporate Director             Director of Qwest Communications
(9/2/42),                                                           (communications company), Xcel
Trustee since 1997                                                  Energy Incorporated (public
                                                                    utility company), TransCanada
                                                                    Pipelines, and Norske Canada, Inc.
                                                                    (paper manufacturer). Prior
                                                                    to July 2001 and October 1999,
                                                                    Mr. Stephens was Chairman of
                                                                    Mail-Well (printing and envelope
                                                                    company) and MacMillan-Bloedel
                                                                    (forest products company),
                                                                    respectively.

W. Nicholas Thorndike                Director of various            Trustee of Northeastern University
(3/28/33),                           corporations and               and Honorary Trustee of
Trustee since 1992                   charitable                     Massachusetts General Hospital.
                                     organizations,                 Prior to September 2000,
                                     including Courier              April 2000, and December 2001,
                                     Corporation (a book            Mr. Thorndike was a Director of
                                     manufacturer) and              Bradley Real Estate, Inc., a
                                     Providence Journal Co.         Trustee of Eastern Utilities
                                     (a newspaper publisher)        Associates, and a Trustee of Cabot
                                                                    Industrial Trust, respectively.

Lawrence J. Lasser*                  President and Chief            Director of Marsh & McLennan
(11/1/42),                           Executive Officer              Companies, Inc. and the United Way
Trustee since 1992                   of Putnam                      of Massachusetts Bay. Member of the
                                     Investments, LLC,              Board of Governors of the
                                     Management, LLC                Investment Company Institute,
                                     and Putnam Investment          Trustee of the Museum of Fine
                                     Management, LLC                Arts, Boston, a Trustee and Member
                                                                    of the Finance and Executive
                                                                    Committees of Beth Israel Deaconess
                                                                    Medical Center, Boston, and a
                                                                    Member of the CareGroup Board of
                                                                    Managers Investment Committee, the
                                                                    Council on Foreign Relations, and
                                                                    the Commercial Club of Boston.

George Putnam, III*                  President, New                 Director of The Boston Family
(8/10/51),                           Generation Research,           Office, L.L.C. (registered
Trustee since 1984 and               Inc. (a publisher of           investment advisor), Trustee of the
President since 2000                 financial advisory and         SEA Education Association, Trustee
                                     of other research services     St. Mark's School, and Trustee of
                                     relating to bankrupt and       Shore Country Day School.
                                     distressed companies) and
                                     New Generation Advisers, Inc.
                                     (a registered investment
                                     adviser)

A.J.C. Smith (4/13/34),*             Director of Marsh &            Director of Trident Corp.(a limited
Trustee since 1986                   McLennan                       partnership with over 30
                                     Companies, Inc                 institutional investors). Trustee
                                                                    of the Carnegie Hall Society, the
                                                                    Educational Broadcasting
                                                                    Corporation and the National
                                                                    Museums of Scotland. Chairman of
                                                                    the Central Park Conservancy.
                                                                    Member of the Board of Overseers of
                                                                    the Joan and Sanford I. Weill
                                                                    Graduate School of Medical Sciences
                                                                    of Cornell University. Prior to
                                                                    May 2000 and November 1999,
                                                                    Mr. Smith was Chairman and CEO,
                                                                    respectively, of Marsh & McLennan
                                                                    Companies, Inc.
--------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of January 31, 2002,
  there were 123 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser,
  and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies,
  Inc., the parent company of Putnam Management and Putnam Retail Management. George Putnam, III, is the
  President of your Fund and each of the other Putnam Funds. Lawrence J. Lasser has been the President,
  Chief Executive Officer, and a Director of Putnam Investments, LLC, and Putnam Management since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of Marsh &
  McClennan Companies, Inc., the parent company of Putnam Management.  A.J.C. Smith is a Director of
  Marsh & McClennan Companies, Inc.




OFFICERS

Name, Address, 1 Date of Birth,      Length of Service
Position(s) Held with Fund           with the Fund                  Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),         Since 2000                     Managing Director, Putnam Investments,
Executive Vice President,                                           LLC and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty (12/1/46),      Since 2000                     Senior Vice President, Putnam
Senior Vice President                                               Investments, LLC and Putnam Management

Michael T. Healy (1/24/58),          Since 2000                     Managing Director, Putnam Investments,
Senior Vice President,                                              LLC
Assistant Treasurer and
Principal Accounting Officer

Gordon H. Silver (7/3/47),           Since 2000                     Senior Managing Director, Putnam
Vice President                                                      Investments, LLC and Putnam Management

Ian Ferguson (7/3/57),               Since 2000                     Senior Managing Director, Putnam
Vice President                                                      Investments, LLC and Putnam Management

Brett C. Browchuk (2/27/63),         Since 2000                     Managing Director of Putnam
Vice President                                                      Investments, LLC and Putnam Management

Richard G. Leibovitch                Since 2000                     Managing Director of Putnam Investments,
(10/31/63), Vice President                                          LLC and Putnam Management. Prior to
                                                                    February 1999, Managing Director
                                                                    at J.P. Morgan.

Richard A. Monaghan                  Since 2000                     Managing Director, Putnam Investments,
(8/25/54), Vice President                                           LLC, Putnam Management and Putnam
                                                                    Retail Management

John R. Verani (6/11/39),            Since 2000                     Senior Vice President, Putnam
Vice President                                                      Investments, LLC and Putnam Management

Stephen M. Oristaglio                Since 2000                     Senior Managing Director of Putnam
(8/21/55), Vice President                                           Investments, LLC and Putnam Management.
                                                                    Prior to July 1998, Managing Director,
                                                                    Swiss Bank Corp.
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



PUTNAM IS A LEADER IN GLOBAL MONEY MANAGEMENT

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, the first fund to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With more than 60 years of experience, Putnam now has over $339 billion in assets under management, 124 mutual funds, over 14 million shareholder accounts, and nearly 3,000 institutional and 401(k) clients.

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service ten times in the past eleven years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed-income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach ensures that we adhere to every fund's stated objective, style, and risk positioning.

We are committed to the role of the financial advisor, who continually provides sound, sensible guidance, information, and expertise to help investors reach their financial goals.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

C. Beth Cotner
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam Technology Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN073-79249  2SG  3/02


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Technology Fund
Supplement to annual Report dated 1/31/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class
Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class
A, B, C, and M shares, which are discussed more extensively in the annual report. Returns for periods prior to Class Y's inception are derived from the historical performance of Class A shares adjusted to reflect the lower operating expenses applicable to Class Y shares.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 1/31/02

                                                         NAV
1 year                                                 -42.00%
Life of fund (since class A inception, 6/14/00)        -56.94
Annual average                                         -40.37

Share value:                                             NAV
1/31/01                                                $  --
7/2/01*                                                $4.31
1/31/02                                                $3.66

* Inception date for class Y shares.
----------------------------------------------------------------------------
Distributions: The fund did not make any distributions during this period.
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.


Putnam
International
Fund 2000

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

1-31-02

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The global reach of September 11th was graphically demonstrated by the adverse effects on the performance of Putnam International Fund 2000 during the fiscal year ended January 31, 2002. As investors reacted to the attacks, your fund's management team responded with careful analysis and a long-term perspective.

As the fiscal year moved toward its final quarter, the managers were beginning to see signs of global economic recovery and they had positioned the portfolio accordingly. After assessing the effects of the plunge in the world's stock markets following the attacks, the managers concluded that a change in the fund's long-term strategy in response to a short-term event was not justified. It is a lesson that individual investors would do well to heed.

As you will note in this report, we are now simply listing the name of the team responsible for the fund's management rather than individual team members. This change reflects Putnam's belief that mutual funds are more effectively overseen by teams than by individuals.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
March 13, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam International Core Team

The 12 months ended January 31, 2002, marked an exceptionally difficult period for investors, both in international markets and at home. The economic slowdown and subsequent recession in the United States was mirrored by turmoil in the international markets. After the September 11th terrorist attacks, the global economy, which was already unstable, was shaken further while central banks worldwide slashed short-term interest rates in an attempt to contain the economic damage. In the wake of these events, investors found some significant buying opportunities and global markets mounted a fourth-quarter rally. It was not enough, however, to compensate for the previous three quarters of declines, and as a result, Putnam International Fund 2000 had negative returns for its 2002 fiscal year. While we understand that it is always a disappointment for shareholders when a fund loses value, we would like to point out that at NAV your fund did outperform its benchmark, the Morgan Stanley Capital International EAFE Index, which lost over 25% for the year. We believe this demonstrates that our decisions and strategies have been effective in this volatile environment and that they have the potential to reward shareholders under more favorable conditions.

Total return for 12 months ended 1/31/02

       Net asset value           Public offering price
-----------------------------------------------------------------------
          -21.32%                     -25.85%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 9.

* STOCK SELECTION KEY TO FUND'S OUTPERFORMANCE

Because Putnam International Fund 2000's portfolio typically comprises only 30-40 different stocks, selection is always a key factor in fund performance. Over the course of the reporting period, economic volatility was the common theme throughout global markets, and the fund's strategy of investing in undervalued and growing companies was tested under dire conditions.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY ALLOCATIONS]

TOP COUNTRY ALLOCATIONS*

United Kingdom        15.7%

Japan                 12.1%

France                11.7%

Switzerland           10.6%

Germany                8.7%

Footnote reads:
*Based on net assets as of 1/31/02. Holdings will vary over time.


After the terrorist attacks on September 11th ended all hope of a quick economic recovery in the United States and sent global economies reeling, fund management held most of its positions. Scaling back holdings would have served only to solidify huge losses. It was clear these declines were a short-term reaction, and that while a longer-term economic recovery would be delayed considerably, it would eventually begin. With this in mind, management increased the fund's technology holdings after September 11th, to move the fund from an underweighted position versus its benchmark to an overweighted position. The technology sector performed well during the fourth quarter 2001 as growth stocks rallied and the fund's tech holdings appreciated. ASE Test, a semiconductor test company based in Taiwan, was a solid performer in which we increased our position in October. Likewise, an overweighted position in telecommunications late in the year also helped the fund recoup most of its previous losses in the sector. However, holdings in companies like Nortel Networks, a Canadian telecommunications equipment company, ProSieben, a German media company, and Cable & Wireless, a British telecommunications service provider, detracted from fund performance in this sector and overall as they were sold prior to the fourth-quarter upturn.

The biggest contributors to positive performance came from a variety of market sectors and countries. Altadis, a French and Spanish tobacco conglomerate, Suncor Energy, a Canadian natural gas provider, and Sanofi-Synthelabo, a French pharmaceutical company, all posted solid returns over the 12-month period, decreasing the fund's unrealized losses for the year (see the Statement of Operations on page 18).

* VOLATILE ASIAN AND EUROPEAN MARKETS RECORDED NEARLY UNIVERSAL LOSSES

Over the course of the year, Asian markets experienced considerable volatility, especially Japan, as a global slowdown in the technology and telecommunications sectors combined to erode corporate profitability further. Part of the ongoing problem in the Japanese economy has been the lack of proactive measures being taken by corporations and the country's government. During periods of economic turmoil, the Japanese government tended to create too little in the way of stimulus, and what stimulus it did provide came too late to improve conditions. Similarly, conflicts between business and social cultures in Japan have made it historically difficult for Japanese corporations to restructure in response to an economic downturn by cutting costs or laying off workers. While the outlook in Japan may be improving, due in part to the election of a new reform-minded Prime Minister, Junichiro Koizumi, change is coming slowly. Compared with its benchmark index, your fund was underweighted in Japan, but what positions it did hold detracted from performance overall.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Samsung Electronics Co., Ltd.
144A GDR
South Korea
Electronics

TotalFinaElf SA Class B
France
Oil and gas

ING Groep NV
Netherlands
Insurance

Altadis SA
Spain
Tobacco

AstraZeneca PLC
United Kingdom
Pharmaceuticals

WPP Group PLC
United Kingdom
Advertising and marketing services

Vodafone Group PLC
United Kingdom
Telecommunications

Toyota Motor Corp.
Japan
Automotive

Allianz Versicherungs AG
Germany
Insurance

Sanofi-Synthelabo SA
France
Pharmaceuticals

Footnote reads:
These holdings represent 44.6% of the fund's net assets as of 1/31/02. Portfolio holdings will vary over time.

Other parts of Asia made for a brighter picture. Holdings in South Korea, where the fund was overweight, fared substantially better during the period. After the Asian currency crisis in 1998, many corporations were forced to undertake structural reform as valuations in emerging markets declined sharply. In a number of cases, especially in South Korea where restructuring has been more successful than in Japan, companies stabilized their balance sheets, yet were selling at substantial discounts because of the earlier market downturn. Samsung Electronics, one of the world's largest semiconductor manufacturers, was one such example. It was the strongest performer in the portfolio for the year.

Meanwhile, European economies, which at the beginning of the reporting period were experiencing only a fraction of the volatility of Asian markets, continued to deteriorate over the period, and investments there suffered accordingly. The United Kingdom typically represents the fund's largest market weighting, and this was the case again over the period. While the U.K. was ultimately one of the better-performing markets in Europe, significant government budget deficits there and throughout the continent have put a drag on local economies. The transition to the euro has also proved a stumbling block. The euro's relative weakness versus the dollar detracted from returns, since any of the fund's gains must be converted back into dollar figures. Furthermore, the British pound had been unexpectedly strong compared to the euro. This worked against many manufacturers in the U.K. who purchase raw materials in Europe and export their products to neighboring countries.

* GRADUAL RETURN TO GROWTH LIKELY FOR INTERNATIONAL EQUITIES

While recovery in the United States is largely predicted to begin sometime in the coming months, that recovery is likely to be delayed in Europe and in Asia as governments and corporations wrestle with continued reform in an effort to create stability and profitability in their economies. Nonetheless, Europe, which historically lags the U.S. economy by about six months, appears to have hit a bottom and we anticipate it will soon begin its recovery process. Going forward, the management team expects growth rates in the United States to return to modest positive territory. We also believe there still is too much supply in technology and telecommunications and that these sectors will experience further volatility before returning to stable growth rates. Overall, stock selection, with valuations and long-term growth potentials being the primary focal points, should again prove to be the key to fund performance in the coming months.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 1/31/02, there is no guarantee the fund will continue to hold these securities in the future. International investing includes certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks, including illiquidity and volatility, may be associated with emerging-market securities.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m., Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam International Fund 2000 is designed for investors seeking capital appreciation through investments primarily in equity securities of issuers outside the United States.

TOTAL RETURN FOR PERIODS ENDED 1/31/02

                                        MSCI EAFE       Consumer
Since (5/30/00)      NAV        POP       Index        price index
-------------------------------------------------------------------------------
1 year             -21.32%    -25.85%    -25.58%          1.08%
-------------------------------------------------------------------------------
Life of fund       -25.63     -29.92     -30.85           3.56
Annual average     -16.16     -19.07     -19.82           2.11
-------------------------------------------------------------------------------


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 1/31/02
-------------------------------------------------------------------------------
Distributions*
-------------------------------------------------------------------------------
Share value:                                                NAV            POP
-------------------------------------------------------------------------------
1/31/01                                                    $8.02          $8.51
-------------------------------------------------------------------------------
1/31/02                                                     6.31           6.69
-------------------------------------------------------------------------------

*The fund did not make any distributions during the period.


TOTAL RETURN FOR PERIODS ENDED 12/31/01 (most recent calendar quarter)

Since (5/30/00)                                           NAV          POP
-----------------------------------------------------------------------------
1 year                                                  -17.82%      -22.52%
-----------------------------------------------------------------------------
Life of fund                                            -21.74       -26.25
Annual average                                          -14.23       -17.36
-----------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be more or less than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A shares reflects a sales charge of 5.75%. During the period this fund was sold on a limited basis with limited assets and expenses were limited. Had expenses not been limited, returns would have been lower.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 5/30/00

              Fund's shares        MSCI EAFE         Consumer price
Date             at POP              Index               index

5/30/00          9,425              10,000               10,000
7/31/00          9,978              10,000               10,000
10/31/00         9,146               9,193               10,070
1/31/01          8,974               8,947               10,122
4/30/01          7,553               7,720               10,226
7/31/01          7,530               7,640               10,319
10/31/01         6,397               6,570               10,336
1/31/02         $7,008              $6,915              $10,356

Footnote reads:
Past performance is no assurance of future results. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares.


COMPARATIVE BENCHMARKS

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Putnam Funds Trust and Shareholders of Putnam International Fund 2000
(a series of Putnam Funds Trust)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Fund 2000 (the "fund") at January 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at January 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
March 11, 2002



THE FUND'S PORTFOLIO
January 31, 2002

COMMON STOCKS (96.7%) (a)
NUMBER OF SHARES                                                                                              VALUE
Canada (3.2%)
-------------------------------------------------------------------------------------------------------------------
              1,370 Four Seasons Hotels, Inc.                                                         $      60,266
              3,697 Suncor Energy, Inc.                                                                     113,003
                                                                                                      -------------
                                                                                                            173,269

Denmark (4.7%)
-------------------------------------------------------------------------------------------------------------------
              8,335 Danske Bank A/S                                                                         127,061
              4,008 TDC A/S                                                                                 129,400
                                                                                                      -------------
                                                                                                            256,461

Finland (1.7%)
-------------------------------------------------------------------------------------------------------------------
              3,993 TietoEnator OYJ                                                                          93,480

France (11.7%)
-------------------------------------------------------------------------------------------------------------------
              4,708 Bouygues SA                                                                             139,516
              2,629 Sanofi-Synthelabo SA                                                                    176,044
              2,341 TotalFinaElf SA Class B                                                                 328,227
                                                                                                      -------------
                                                                                                            643,787

Germany (8.7%)
-------------------------------------------------------------------------------------------------------------------
              1,419 Adidas-Salomon AG                                                                        95,875
                816 Allianz Versicherungs AG                                                                182,956
              1,608 Metro AG                                                                                 52,315
                631 Muenchener Rueckversicherungs-Gesellschaft AG                                           148,973
                                                                                                      -------------
                                                                                                            480,119

Italy (1.1%)
-------------------------------------------------------------------------------------------------------------------
              9,300 Snam Rete Gas SpA (NON)                                                                  25,214
             12,217 Snam Rete Gas SpA 144A (NON)                                                             33,123
                                                                                                      -------------
                                                                                                             58,337

Japan (12.1%)
-------------------------------------------------------------------------------------------------------------------
              5,000 Canon, Inc.                                                                             164,112
              3,000 Fuji Photo Film Co., Ltd.                                                                95,551
                 16 NTT DoCoMo, Inc.                                                                        167,477
                400 Obic Companies, Ltd.                                                                     56,374
              7,100 Toyota Motor Corp.                                                                      183,140
                                                                                                      -------------
                                                                                                            666,654

Netherlands (6.3%)
-------------------------------------------------------------------------------------------------------------------
             11,735 ING Groep NV                                                                            293,919
              1,762 VNU NV                                                                                   54,520
                                                                                                      -------------
                                                                                                            348,439

Portugal (1.4%)
-------------------------------------------------------------------------------------------------------------------
             10,167 Portugal Telecom SGPS SA (NON)                                                           75,694

Singapore (2.8%)
-------------------------------------------------------------------------------------------------------------------
             12,000 Singapore Press Holdings, Ltd.                                                          153,595

South Korea (7.7%)
-------------------------------------------------------------------------------------------------------------------
              4,330 Korea Telecom Corp. ADR                                                                  84,998
              2,760 Samsung Electronics Co., Ltd. 144A GDR                                                  337,410
                                                                                                      -------------
                                                                                                            422,408

Spain (6.3%)
-------------------------------------------------------------------------------------------------------------------
             17,178 Altadis SA                                                                              276,481
              6,034 Sociedad General de Aguas de Barcelona SA                                                67,151
                 66 Sociedad General de Aguas de Barcelona SA-New                                               735
                                                                                                      -------------
                                                                                                            344,367

Switzerland (10.6%)
-------------------------------------------------------------------------------------------------------------------
              2,714 Ciba Specialty Chemicals AG                                                             172,480
              8,678 Compagnie Financiere Richemont AG                                                       171,410
                142 Lonza AG                                                                                 88,791
                232 Synthes-Stratec, Inc.                                                                   150,491
                                                                                                      -------------
                                                                                                            583,172

Taiwan (2.7%)
-------------------------------------------------------------------------------------------------------------------
             12,770 ASE Test, Ltd. (NON)                                                                    150,048

United Kingdom (15.7%)
-------------------------------------------------------------------------------------------------------------------
              5,479 AstraZeneca PLC                                                                         251,645
             29,320 Manchester United PLC                                                                    57,491
              6,904 Rio Tinto PLC                                                                           135,619
             92,723 Vodafone Group PLC                                                                      199,503
             22,238 WPP Group PLC                                                                           216,845
                                                                                                      -------------
                                                                                                            861,103
                                                                                                      -------------
                    Total Common Stocks  (cost $5,358,897)                                            $   5,310,933

SHORT-TERM INVESTMENTS (3.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$            78,029 Short-term investments held as collateral for
                    loaned securities with yields ranging from
                    1.74% to 2.31% and due dates ranging
                    from February 1, 2002 to March 28, 2002 (d)                                       $      77,940
             91,000 Interest in $750,000,000 joint tri-party
                    repurchase agreement dated January 31, 2002
                    with S.B.C. Warburg, Inc. due February 1, 2002
                    with respect to various U.S. Government
                    obligations -- maturity value of $91,005 for
                    an effective yield of 1.92%                                                              91,000
                                                                                                      -------------
                    Total Short-Term Investments (cost $168,940)                                      $     168,940
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $5,527,837) (b)                                           $   5,479,873
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $5,490,395.

  (b) The aggregate identified cost on a tax basis is $5,540,269, resulting in gross unrealized appreciation and depreciation of $439,646 and $500,042, respectively, or net unrealized depreciation of $60,396.

(NON) Non-income-producing security.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR or GDR after the name of a foreign holding stands for American Depositary
      Receipts or Global Depositary Receipts, respectively, representing ownership of foreign securities on deposit with a custodian bank.

      The fund had the following industry group concentrations greater than 10% at January 31, 2002 (as a percentage of net assets):

                Telecommunications        12.0%
                Insurance                 11.4

  (d) See footnote 1 to financial statements.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
January 31, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $75,563 of securities
on loan (identified cost $5,527,837) (Note 1)                                    $5,479,873
-------------------------------------------------------------------------------------------
Cash                                                                                  2,601
-------------------------------------------------------------------------------------------
Foreign currency (cost $8,388) (Note 1)                                               8,344
-------------------------------------------------------------------------------------------
Dividends and interest receivable                                                     6,769
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                       89,932
-------------------------------------------------------------------------------------------
Total assets                                                                      5,587,519

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                      2,525
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          8,532
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                            1,437
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                           438
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              3
-------------------------------------------------------------------------------------------
Payable for offering costs (Note 1)                                                   2,000
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                   77,940
-------------------------------------------------------------------------------------------
Other accrued expenses                                                                4,249
-------------------------------------------------------------------------------------------
Total liabilities                                                                    97,124
-------------------------------------------------------------------------------------------
Net assets                                                                       $5,490,395

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1, 4, and 5)                                              $7,141,108
-------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                               (371)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                           (1,602,158)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                                   (48,184)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $5,490,395

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($5,490,395 divided by 870,726 shares)                                                $6.31
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $6.31)*                                $6.69
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and group sales, the offering price is reduced.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended January 31, 2002
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $13,028)                                        $   85,345
-------------------------------------------------------------------------------------------
Interest                                                                              8,755
-------------------------------------------------------------------------------------------
Securities lending                                                                       58
-------------------------------------------------------------------------------------------
Total investment income                                                              94,158

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     62,235
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        9,963
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     1,834
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         30
-------------------------------------------------------------------------------------------
Amortization of offering costs (Note 1)                                                 647
-------------------------------------------------------------------------------------------
Reports to shareholders                                                               5,817
-------------------------------------------------------------------------------------------
Auditing                                                                             27,885
-------------------------------------------------------------------------------------------
Other                                                                                 3,853
-------------------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                                       (9,576)
-------------------------------------------------------------------------------------------
Total expenses                                                                      102,688
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (2,061)
-------------------------------------------------------------------------------------------
Net expenses                                                                        100,627
-------------------------------------------------------------------------------------------
Net investment loss                                                                  (6,469)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (1,374,931)
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                              59
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                                      150
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                         (152,935)
-------------------------------------------------------------------------------------------
Net loss on investments                                                          (1,527,657)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                            $(1,534,126)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                                    For the period
                                                                                      May 30, 2000
                                                                       Year ended    (commencement
                                                                       January 31   of operations)
                                                                             2002 to Jan. 31, 2001
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                                   $    (6,469)     $    (9,101)
--------------------------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                                          (1,374,872)        (224,760)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                         (152,785)         104,601
--------------------------------------------------------------------------------------------------
Net decrease in net assets resulting
from operations                                                        (1,534,126)        (129,260)
--------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 1):
--------------------------------------------------------------------------------------------------
From return of capital                                                         --          (12,115)
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                          32,176        4,133,720
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                (1,501,950)       3,992,345

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period (Note 5)                                            6,992,345        3,000,000
--------------------------------------------------------------------------------------------------
End of period (including accumulated
net investment loss of $371
and $--, respectively)                                                $ 5,490,395       $6,992,345
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
--------------------------------------------------------------
                                                For the period
Per-share                           Year ended   May 30, 2000+
operating performance                January 31  to January 31
--------------------------------------------------------------
                                        2002         2001
--------------------------------------------------------------
Net asset value,
beginning of period                    $8.02        $8.50
--------------------------------------------------------------
Investment operations:
--------------------------------------------------------------
Net investment loss (a)(b)              (.01)        (.01)
--------------------------------------------------------------
Net realized and unrealized
loss on investments                    (1.70)        (.46)
--------------------------------------------------------------
Total from
investment operations                  (1.71)        (.47)
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From return of capital                    --         (.01)
--------------------------------------------------------------
Total distributions                       --         (.01)
--------------------------------------------------------------
Net asset value,
end of period                          $6.31        $8.02
--------------------------------------------------------------
Total return at
net asset value (%)(c)                (21.32)       (5.48)*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                        $5,490       $6,992
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(d)            1.65         1.12*
--------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)(a)            (.10)        (.19)*
--------------------------------------------------------------
Portfolio turnover (%)                124.23       115.16*
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund for the periods ended
    January 31, 2002 and January 31, 2001 reflect a reduction of 0.15% and
    0.44% based on average net assets per class A share, respectively. (Note
    2).

(b) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
January 31, 2002

Note 1
Significant accounting policies

Putnam International Fund 2000 (the "fund") is one of a series of Putnam Funds Trust (the "trust") which is registered under the Investment
Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing primarily in common stocks of a relatively small number of companies outside the United States which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes are currently undervalued.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred.
The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income in the Statement of operations. At January 31, 2002, the value of securities loaned amounted to $75,563. The fund received cash collateral of $77,940, which is pooled with collateral of other Putnam funds into 55 issuers of high-grade short-term investments.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended January 31, 2002, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At January 31, 2002, the fund had a capital loss carryover of approximately $1,497,000 available to the extent allowed by law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $   10,000    January 31, 2009
     1,487,000    January 31, 2010

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, realized gains and losses on passive foreign investment companies and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended January 31, 2002, the fund reclassified $6,098 to decrease accumulated net investment loss and $3,436 to decrease paid-in-capital, with an increase to accumulated net realized losses of $2,662. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

K) Unamortized offering costs The offering costs of $2,000 have been fully amortized on a straight-line basis as of January 31, 2002. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of the fund's average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through January 31, 2003 to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expense, credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC and payments under the trust's distribution plan) would exceed an annual rate of 1.65% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended January 31, 2002, the fund's expenses were reduced by $2,061 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $100 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc. for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management, at an annual rate up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

For the year ended January 31, 2002, Putnam Retail Management, acting as underwriter received no monies from the sale of class A shares. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the year ended January 31, 2002, Putnam Retail Management, acting as underwriter received no monies on redemptions.

Note 3
Purchases and sales of securities

During the year ended January 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $7,507,088 and $7,394,231, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At January 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                               Year ended January 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    148,202          $1,014,114
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                               148,202           1,014,114
---------------------------------------------------------------------------
Shares
repurchased                                   (149,570)           (981,938)
---------------------------------------------------------------------------
Net increase
(decrease)                                      (1,368)         $   32,176
---------------------------------------------------------------------------

                                               For the period May 30, 2000
                                           (commencement of operations) to
                                                          January 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    617,049          $4,919,941
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,580              12,115
---------------------------------------------------------------------------
                                               618,629           4,932,056
---------------------------------------------------------------------------
Shares
repurchased                                    (99,476)           (798,336)
---------------------------------------------------------------------------
Net increase                                   519,153          $4,133,720
---------------------------------------------------------------------------

Note 5
Initial capitalization and offering
of shares

The fund was established as a Massachusetts business trust on January 22, 1996. During the period January 22, 1996 to May 30, 2000, the fund had no operations other than those related to organizational matters, including the initial capital contribution of $3,000,000 and the issuance of 352,941 class A shares to Putnam Investments, LLC on May 26, 2000.

At January 31, 2002, Putnam Investments, LLC owned 353,585 class A shares of the fund (40.6% of class A shares outstanding), valued at $2,231,121.


FEDERAL TAX INFORMATION
(Unaudited)

For the year ended January 31, 2002, interest and dividends from foreign countries were $98,387 or $0.113 per share. Taxes paid to foreign countries were $13,028 or $0.015 per share.

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.


TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service                Principal Occupation(s)
as a Putnam Fund Trustee 2           During Past 5 Years            Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),          President, Baxter              Director of ASHTA Chemicals, Inc.,
Trustee since 1994                   Associates, Inc.               Banta Corporation (a printing and
                                     (a management                  digital imaging firm), Intermatic
                                     consulting and private         Corporation (manufacturer of energy
                                     investments firm)              control products), Ryerson Tull,
                                                                    Inc. (a steel service corporation),
                                                                    Advocate Health Care, and the
                                                                    National Center for Nonprofit
                                                                    Boards. Chairman Emeritus of the
                                                                    Board of Trustees, Mount Holyoke
                                                                    College.

Charles B. Curtis (4/27/40),         President and Chief            Member of the Council on Foreign
Trustee since 2001                   Operating Officer,             Relations, the Electric Power
                                     Nuclear Threat                 Research Institute Advisory
                                     Initiative (a private          Council, the Board of Directors of
                                     foundation dedicated           the Gas Technology Institute, the
                                     reducing the threat            University to of Chicago Board of
                                     of weapons of mass             Governors for Argonne National
                                     destruction)                   Laboratory, the Board of Directors
                                                                    of the Environment and Natural
                                                                    Resources Program Steering
                                                                    Committee, John F. Kennedy School
                                                                    of Government, Harvard University.
                                                                    Until 2001, Mr. Curtis was a
                                                                    Member of the Department of
                                                                    Defense's Policy Board and
                                                                    Director of EG&G Technical
                                                                    Services, Inc. (fossil energy
                                                                    research and development support)
                                                                    and prior to May 1997, Mr.Curtis
                                                                    was Deputy Secretary of Energy.

John A. Hill (1/31/42),              Vice-Chairman and              Director of Devon Energy
Trustee since 1985 and               Managing Director,             Corporation (formerly known as
Chairman since 2000                  First Reserve                  Snyder Oil Corporation),
                                     Corporation                    TransMontaigne Oil Company,
                                     (a registered investment       Continuum Health Partners of
                                     advisor investing in           New York, Sarah Lawrence College,
                                     companies in the               and various private companies owned
                                     world-wide energy              by First Reserve Corporation.
                                     industry on behalf of          Trustee of TH Lee, Putnam
                                     institutional investors)       Investment Trust (a closed-end
                                                                    investment company).

Ronald J. Jackson                    Private investor               Former Chairman, President, and
(12/17/43),                                                         Chief Executive Officer of Fisher-
Trustee since 1996                                                  Price, Inc. (a toy manufacturer).

Paul L. Joskow (6/30/47),            Elizabeth and James            Director, National Grid Group (a
Trustee since 1997                   Killian Professor of           UK-based holding company with
                                     Economics and                  interests in electric power and
                                     Management and                 telecommunications networks), State
                                     Director of the Center         Farm Indemnity Company (an
                                     for Energy and                 automobile insurance company),
                                     and Environmental Policy       the Whitehead Institute for
                                     Research, Massachusetts        Biomedical Research (a non-profit
                                     Institute of Technology        research institution). President of
                                                                    the Yale University Council. Prior
                                                                    to March 2000 and September 1998,
                                                                    Dr. Joskow was a Director of
                                                                    New England Electric System
                                                                    (a public utility holding company)
                                                                    and a consultant to National
                                                                    Economic Research Associates,
                                                                    respectively.

Elizabeth T. Kennan                  President Emeritus of          Chairman, Cambus-Kenneth
(2/25/38),                           Mount Holyoke College          Bloodstock (a limited liability
Trustee since 1992                                                  company involved in thoroughbred
                                                                    horse breeding and farming),
                                                                    Director, Northeast Utilities, and
                                                                    Talbots (a distributor of women's
                                                                    apparel). Trustee of Centre
                                                                    College, Trustee of Notre Dame
                                                                    University, and Member of
                                                                    the Oversight Committee of Folger
                                                                    Shakespeare Library.  Prior to
                                                                    September 2000, June 2000, and
                                                                    November 1999, Dr. Kennan was a
                                                                    Director of Chastain Real Estate,
                                                                    Bell Atlantic, and Kentucky Home
                                                                    Life Insurance, respectively.

John H. Mullin, III                  Chairman and CEO               Director Alex. Brown Realty, Inc.,
(6/15/41),                           of Ridgeway Farm               The Liberty Corporation (a company
Trustee since 1997                   (a limited liability           engaged in the broadcasting
                                     company engaged in             industry), and Progress Energy,
                                     timber and farming)            Inc. (a utility company, formerly
                                                                    known as Carolina Power & Light).
                                                                    Prior to October 1997, January
                                                                    1998, and May 2001, Mr. Mullin was
                                                                    a Director of Dillon, Read and Co.
                                                                    Inc., The Ryland Group, Inc., and
                                                                    Graphic Packaging International
                                                                    Corp., respectively.

Robert E. Patterson                  Senior Partner of Cabot        Chairman of the Joslin Diabetes
(3/15/45),                           Properties, LLP and            Center, Trustee of SEA Education
Trustee since 1984                   Chairman of Cabot              Association, and Director of
                                     Properties, Inc.               Brandywine Trust Company (a trust
                                                                    company). Prior to February 1998,
                                                                    Mr. Patterson was Executive Vice
                                                                    President and Director of
                                                                    Acquisitions of Cabot Partners
                                                                    Limited Partnership. Prior to
                                                                    December 2001, Mr. Patterson was
                                                                    President and Trustee of Cabot
                                                                    Industrial Trust (publicly traded
                                                                    real estate investment trust).

W. Thomas Stephens                   Corporate Director             Director of Qwest Communications
(9/2/42),                                                           (communications company), Xcel
Trustee since 1997                                                  Energy Incorporated (public
                                                                    utility company), TransCanada
                                                                    Pipelines, and Norske Canada, Inc.
                                                                    (paper manufacturer). Prior
                                                                    to July 2001 and October 1999,
                                                                    Mr. Stephens was Chairman of
                                                                    Mail-Well (printing and envelope
                                                                    company) and MacMillan-Bloedel
                                                                    (forest products company),
                                                                    respectively.

W. Nicholas Thorndike                Director of various            Trustee of Northeastern University
(3/28/33),                           corporations and               and Honorary Trustee of
Trustee since 1992                   charitable                     Massachusetts General Hospital.
                                     organizations,                 Prior to September 2000,
                                     including Courier              April 2000, and December 2001,
                                     Corporation (a book            Mr. Thorndike was a Director of
                                     manufacturer) and              Bradley Real Estate, Inc., a
                                     Providence Journal Co.         Trustee of Eastern Utilities
                                     (a newspaper publisher)        Associates, and a Trustee of Cabot
                                                                    Industrial Trust, respectively.

Lawrence J. Lasser*                  President and Chief            Director of Marsh & McLennan
(11/1/42),                           Executive Officer              Companies, Inc. and the United Way
Trustee since 1992                   of Putnam                      of Massachusetts Bay. Member of the
                                     Investments, LLC,              Board of Governors of the
                                     Management, LLC                Investment Company Institute,
                                     and Putnam Investment          Trustee of the Museum of Fine
                                     Management, LLC                Arts, Boston, a Trustee and Member
                                                                    of the Finance and Executive
                                                                    Committees of Beth Israel Deaconess
                                                                    Medical Center, Boston, and a
                                                                    Member of the CareGroup Board of
                                                                    Managers Investment Committee, the
                                                                    Council on Foreign Relations, and
                                                                    the Commercial Club of Boston.

George Putnam, III*                  President, New                 Director of The Boston Family
(8/10/51),                           Generation Research,           Office, L.L.C. (registered
Trustee since 1984 and               Inc. (a publisher of           investment advisor), Trustee of the
President since 2000                 financial advisory and         SEA Education Association, Trustee
                                     of other research services     St. Mark's School, and Trustee of
                                     relating to bankrupt and       Shore Country Day School.
                                     distressed companies) and
                                     New Generation Advisers, Inc.
                                     (a registered investment
                                     adviser)

A.J.C. Smith (4/13/34),*             Director of Marsh &            Director of Trident Corp.(a limited
Trustee since 1986                   McLennan                       partnership with over 30
                                     Companies, Inc                 institutional investors). Trustee
                                                                    of the Carnegie Hall Society, the
                                                                    Educational Broadcasting
                                                                    Corporation and the National
                                                                    Museums of Scotland. Chairman of
                                                                    the Central Park Conservancy.
                                                                    Member of the Board of Overseers of
                                                                    the Joan and Sanford I. Weill
                                                                    Graduate School of Medical Sciences
                                                                    of Cornell University. Prior to
                                                                    May 2000 and November 1999,
                                                                    Mr. Smith was Chairman and CEO,
                                                                    respectively, of Marsh & McLennan
                                                                    Companies, Inc.
-------------------------------------------------------------------------------------------------------
1The address of each Trustee is One Post Office Square, Boston, MA 02109. As of January 31, 2002,
 there were 123 Putnam Funds.

2Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

*Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser,
 and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies,
 Inc., the parent company of Putnam Management and Putnam Retail Management. George Putnam, III, is the
 President of your Fund and each of the other Putnam Funds. Lawrence J. Lasser has been the President,
 Chief Executive Officer, and a Director of Putnam Investments, LLC, and Putnam Management since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of Marsh &
 McClennan Companies, Inc., the parent company of Putnam Management.  A.J.C. Smith is a Director of
 Marsh & McClennan Companies, Inc.



OFFICERS

Name, Address, 1 Date of Birth,      Length of Service
Position(s) Held with Fund           with the Fund                  Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),         Since 2000                     Managing Director, Putnam Investments,
Executive Vice President,                                           LLC and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty                 Since 2000                     Senior Vice President, Putnam
(12/1/46), Senior                                                   Investments, LLC and Putnam Management
Vice President

Michael T. Healy (1/24/58),          Since 2000                     Managing Director, Putnam
Senior Vice President,                                              Investments, LLC
Assistant Treasurer and
Principal Accounting
Officer

Gordon H. Silver (7/3/47),           Since 2000                     Senior Managing Director, Putnam
Vice President                                                      Investments, LLC and Putnam Management

Ian Ferguson (7/3/57),               Since 2000                     Senior Managing Director, Putnam
Vice President                                                      Investments, LLC and Putnam Management

Brett C. Browchuk (2/27/63),         Since 2000                     Managing Director of Putnam Investments,
Vice President                                                      LLC and Putnam Management

Richard G. Leibovitch                Since 2000                     Managing Director of Putnam Investments,
(10/31/63), Vice President                                          LLC and Putnam Management. Prior to February
                                                                    1999, Managing Director at J.P. Morgan.

Richard A. Monaghan                  Since 2000                     Managing Director, Putnam Investments,
(8/25/54),                                                          LLC, Putnam Management and Putnam
Vice President                                                      Retail Management

John R. Verani                       Since 2000                     Senior Vice President, Putnam
(6/11/39),                                                          Investments, LLC and Putnam Management
Vice President

Justin M. Scott (9/16/57),           Since 2000                     Managing Director of Putnam Investments,
Vice President                                                      LLC and Putnam Management

Omid Kamshad (9/12/62),              Since 2000                     Managing Director of Putnam Investments,
Vice President                                                      LLC and Putnam Management
---------------------------------------------------------------------------------------------------------------
1The address of each Officer is One Post Office Square, Boston, MA 02109.



FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 60 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Justin Scott
Vice President

Omid Kamshad
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam International Fund 2000. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


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